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                          SUPPLEMENT TO LOAN AGREEMENT

                          DATED AS OF FEBRUARY 3, 1997



                                     BETWEEN


                               UNITED HOMES, INC.,
                             AN ILLINOIS CORPORATION,
                               UNITED HOMES, INC.
                             AN ARIZONA CORPORATION,
                         UNITED HOMES OF ILLINOIS, INC.,
                             AN ILLINOIS CORPORATION
                                       AND
                         UNITED HOMES OF MICHIGAN, INC.,
                              A MICHIGAN CORPORATION

                             COLLECTIVELY, "BORROWER"


                                       AND


                         RESIDENTIAL FUNDING CORPORATION
                              A DELAWARE CORPORATION

                                     "LENDER"


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

                                 TABLE OF CONTENTS

ARTICLE I         DEFINITIONS ...............................................  6
   Section 1.1    Certain Defined Terms .....................................  6
   Section 1.2    Other Definitional Provisions ............................. 16

ARTICLE II        ADDITIONAL REPRESENTATIONS AND WARRANTIES ................. 17
   Section 2.1    Consideration ............................................. 17
   Section 2.2    Authorization ............................................. 17
   Section 2.3    Governmental Consents ..................................... 17
   Section 2.4    Validity .................................................. 17
   Section 2.5    Financial Position ........................................ 17
   Section 2.6    No Material Adverse Change ................................ 17
   Section 2.7    Litigation ................................................ 18
   Section 2.8    Environmental Matters ..................................... 18
   Section 2.9    Full Disclosure ........................................... 18
   Section 2.10   FIRPTA Certification ...................................... 18

ARTICLE III       CONDITIONS PRECEDENT TO CLOSING ........................... 19
   Section 3.1    Conditions Precedent ...................................... 19
   Section 3.2    Project Underwriting Documents and Other Documents ........ 19
   Section 3.3    Mortgage Recordation ...................................... 19
   Section 3.4    Perfection of Security Interest in Personal Property ...... 19
   Section 3.5    Taxes ..................................................... 19
   Section 3.6    Insurance With Respect to Project ......................... 19

ARTICLE IV        DISBURSEMENTS ............................................. 20
   Section 4.1    Processes Relating to Disbursements ....................... 20
   Section 4.2    Conditions Precedent to Disbursements
                  For Qualified Project Expenditures ........................ 21
   Section 4.3    Conditions Precedent to Final Disbursement ................ 22
   Section 4.4    Application of Disbursements .............................. 23
   Section 4.5    Lender May Make Disbursement Notwithstanding
                  Noncompliance ............................................. 23

ARTICLE V         THE PROJECT ............................................... 24
   Section 5.1    Consideration ............................................. 24
   Section 5.2    Title to Project .......................................... 24
   Section 5.3    No Prior Liens or Claims .................................. 24
   Section 5.4    Access to the Project ..................................... 24
   Section 5.5    Compliance with Project Requirements and Laws and
                  Regulations ............................................... 24
   Section 5.6    Covenants, Zoning, Codes, Permits and Consents ............ 25
   Section 5.7    Utilities ................................................. 25

   Section 5.8    Map, Permits, Licenses and Approvals ...................... 25
   Section 5.9    Approval of Plans and Specifications and Approval of
                  Budget .................................................... 25
   Section 5.10   Adequacy of Project Amount ................................ 26
   Section 5.11   Construction Start and Completion ......................... 26
   Section 5.12   Personal Property Incorporation ........................... 26
   Section 5.13   Contractors and Contracts ................................. 26
   Section 5.14   Evidence of Ownership of Materials ........................ 26
   Section 5.15   Changes to Plans and Specifications and Budget ............ 26
   Section 5.16   Lender Inspections, Appraisal and Information ............. 28
   Section 5.17   Correction of Defects ..................................... 28
   Section 5.18   Protection Against Lien Claims ............................ 29
   Section 5.19   Conveyance, Lease or Encumbrance .......................... 29
   Section 5.20   Security Instruments ...................................... 29
   Section 5.21   Further Assurances; Cooperation ........................... 30
   Section 5.22   Negative Covenants ........................................ 30
   Section 5.23   Signs ..................................................... 30

ARTICLE VI        SALES OF LOTS
                  AND RELEASES FROM MORTGAGES ............................... 31
   Section 6.1    Sales Agreements .......................................... 31
   Section 6.2    Sales and Closings ........................................ 31
   Section 6.3    Sales Operations and Seller's Obligations ................. 31
   Section 6.4    Releases from Lien of Mortgage ............................ 31

ARTICLE VII       DEFAULT AND REMEDIES ...................................... 33
   Section 7.1    Events of Default ......................................... 33
   Section 7.2    Remedies .................................................. 35
   Section 7.3    Authorization to Apply Assets to Payment of Loan .......... 38

ARTICLE VIII      MISCELLANEOUS ............................................. 39
   Section 8.1    Successors and Assigns; No Assignment by Borrower ......... 39
   Section 8.2    Notices ................................................... 39
   Section 8.3    Changes, Waivers, Discharge and Modifications in Writing .. 40
   Section 8.4    No Waiver; Remedies Cumulative ............................ 40
   Section 8.5    Costs, Expenses and Taxes ................................. 41
   Section 8.6    Disclaimer by Lender; No Joint Venture .................... 41
   Section 8.7    Indemnification ........................................... 42
   Section 8.8    Consultants ............................................... 43
   Section 8.9    Governing Law ............................................. 43
   Section 8.10   Titles and Headings ....................................... 43
   Section 8.11   Counterparts .............................................. 43
   Section 8.12   Time is of the Essence .................................... 43
   Section 8.13   No Third Parties Benefitted ............................... 43

   Section 8.14   Severability .............................................. 43
   Section 8.15   Jurisdiction .............................................. 43
   Section 8.16   Waiver of Jury Trial ...................................... 44
   Section 8.17   Interpretation ............................................ 44
   Section 8.18   Entire Agreement .......................................... 44
   Section 8.19   Joint and Several Liability ............................... 44
   Section 8.20   Relationship With Other Customers ......................... 44
   Section 8.21   Survival of Warranties .................................... 45
   Section 8.22   Authority to File Notices ................................. 45
   Section 8.23   Purpose and Effect of Lender Approval ..................... 45
   Section 8.24   ABF Loan Documents ........................................ 45

EXHIBIT A
   LEGAL DESCRIPTION OF THE LAND ........................................... A-1

EXHIBIT B
   PROJECT REQUIREMENTS .................................................... B-1

EXHIBIT C
   PROJECT UNDERWRITING DOCUMENTS .......................................... C-1

EXHIBIT D
   PROJECT COMMITMENT ...................................................... D-1

EXHIBIT E
   CONDITIONS TO OBLIGATION
   OF LENDER TO ENTER INTO LOAN AGREEMENT SUPPLEMENT ....................... E-1

EXHIBIT F
   FORM OF DRAW REQUEST CERTIFICATION ...................................... F-1

EXHIBIT G
   ADDITIONAL PERMITTED EXCEPTIONS ......................................... G-1

                          SUPPLEMENT TO LOAN AGREEMENT

     THIS SUPPLEMENT TO LOAN AGREEMENT (the "Loan Agreement Supplement") dated as of February 3, 1997, is entered into by and between UNITED HOMES, INC., an Illinois corporation, ("United Homes"), UNITED HOMES, INC., an Arizona corporation ("United Arizona"). UNITED HOMES OF ILLINOIS, INC., an Illinois corporation ("United Illinois") and UNITED HOMES OF MICHIGAN, INC., a
Michigan corporation ("United Michigan") (United Homes, United Arizona,
United Illinois and United Michigan are collectively referred to herein as the "Borrower") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender") and supplements the terms and provisions of the Loan Agreement dated as of May 28, 1996 by and between Borrower and Lender. Capitalized terms used herein are defined in ARTICLE I.


                                  RECITALS

     This Loan Agreement Supplement is entered into upon the basis of the following facts and circumstances:

     A. Lender has previously made the Loan to Borrower, the proceeds of which Loan are available with respect to acquisition, development and construction projects to be acquired, developed and constructed by the Borrower.

     B. Borrower owns, or is about to become the owner of the Land, upon which Land the Borrower will perform the Development Work in accordance with the Plans and Specifications.

     C. Lender has agreed to designate certain of the proceeds of the Loan in a sum not to exceed the Project Amount, for payment of the costs which have been itemized in the Budget. This Loan Agreement Supplement sets forth certain terms and conditions with respect to the Project Amount and the Project.

     D. The Loan shall be secured by the Mortgage and such other security instruments and additional documents as Lender may require as hereinafter described.

     E. Lender is willing to make certain of the proceeds of the Loan available to Borrower for the purposes set forth above, all upon the terms and conditions as set forth in this Loan Agreement Supplement.


                                 AGREEMENT

     NOW THEREFORE, in consideration of the foregoing Recitals and the covenants and conditions, representations and warranties contained herein, the parties hereto agree as follows:

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                                 ARTICLE I
                                DEFINITIONS

     Section 1.1 CERTAIN DEFINED TERMS. As used herein (including any Exhibits attached hereto), the following terms shall have the meanings set forth below (unless expressly stated to the contrary):

     "ABF LOAN" shall mean the loan which the Lender may make to the Borrower pursuant to the terms of the ABF Loan Agreement, subject to the terms of
SECTION 8.24.

     "ABF LOAN AGREEMENT" shall mean the Loan Agreement which the Borrower and the Lender may enter into, subject to the terms of SECTION 8.24, as the same may be amended or modified from time to time.

     "ABF LOAN DOCUMENTS" shall have the meaning given the term "Loan Documents" in the ABF Loan Agreement.

     "ADDITIONAL LOAN FEE" shall mean the additional fee the Borrower will be required to pay to Lender as a condition precedent to the Lender's release of its lien on any Lot located in the Project, which amount shall equal to five percent (5%) of the amount required to be paid to the Lender pursuant to the terms of SECTION 2.6(a) of the Loan Agreement.

     "ADVANCE RATE" shall mean, with respect to disbursements of the Loan for the Project, (i) the amount of the Qualified Project Expenditures which relate to the acquisition of Land, as set forth in the Budget, and (ii) one hundred percent (100%) of the Qualified Project Expenditures of Phase B of the Project which relate to Development Work.

     "AFFILIATE" shall mean a Person that, directly or indirectly, controls, is controlled by, or is under common control with, a referenced Person.

     "APPRAISAL REPORT" shall mean a real estate appraisal report which (i) has been prepared by an Appraiser, (ii) at the tie it is submitted to the Lender is not more than three (3) months old, or was updated by letter not more than three (3) months prior to the date of submission to the Lender,
(iii) states that it is prepared in accordance with the applicable standards of the American Institute of Real Estate Appraisers for such reports, (iv) provides an appraisal of the Value of the Project or portion thereof required to be appraised thereunder, and (v) employs a customary methodology and provides limiting conditions satisfactory to the Lender.

     "APPRAISER" shall mean a Person who is qualified to appraise property similar in size and scope to the Project which such Person is acceptable to the Lender in its sole and absolute discretion.

     "ASSIGNMENT" shall mean the Assignment of Construction Agreements and Development Items dated of even date herewith executed by the Borrower in favor of Lender, as the same may be amended or otherwise modified from time to time.

     "BORROWER" shall mean, collectively, United Homes, United Arizona, United Illinois and United Michigan.

     "BUDGET" shall mean the itemized budget for such Project submitted to and approved by the Lender and included as a schedule to the Project Commitment, as such budget may be amended in accordance with the provisions of SECTION 5.15.

     "BUSINESS DAY" shall mean a day other than Saturday, Sunday or a day on which national banks are legally closed for business in the States of Arizona, Illinois, Michigan or Minnesota.

     "CHANGE" shall mean any material extra work not contemplated by the Plans and Specifications, the installation of materially additional or different materials from that set forth in the Plans and Specifications, or any other material change in the Plans and Specifications.

     "CONSTRUCTION AGREEMENTS" shall mean all agreements (including, without limitation, construction contracts) entered into between the Borrower and any contractor, architect, engineer, supplier or other Person with respect to the development or construction of the Project, as such agreements may be amended or otherwise modified from time to time in accordance with this Loan Agreement Supplement.

     "CONSTRUCTION PROGRESS SCHEDULE" shall mean the schedule for the Development Work prepared by the Borrower, as such schedule may be amended in accordance with the provisions of SECTION 5.11.

     "DEBT" shall mean, for any Person, without duplication, the sum of all
(i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services, (iv) obligations as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, (v) obligations of such Person to purchase securities (or other property) which arise out of or in connection with the sale of the same or substantially similar securities or property, (vi) obligations of such Person to reimburse any bank or other Person in respect of amounts actually paid under a letter of credit or similar instrument,
(vii) indebtedness or obligations of others secured by a lien on any asset of such Person, whether or not such indebtedness or obligations are assumed by such Person (to the extent of the value of the asset), (viii) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in CLAUSES (i) THROUGH (vii) above, and (ix) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.

     "DEVELOPMENT WORK" shall mean the work of development to be performed on or with respect to Phase B of the Land (including, without limitation, the installation of utilities, roads and all related on-site and off-site improvements) in connection with the development of Phase B of the Land for the subsequent construction thereon of Homes, all of which work and construction shall be completed by or on behalf of the Borrower in accordance with the Plans and Specifications.

     "DRAW REQUEST CERTIFICATION" shall mean, with respect to a requested disbursement of the Loan to fund Qualified Project Expenditures, a certification of the Borrower in the form of EXHIBIT F.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and rulings issued thereunder.

     "ENVIRONMENTAL INDEMNITY" shall mean the Hazardous Substances Remediation and Indemnification Agreement dated of even date herewith executed by the Borrower in favor of the Lender, as the same may be amended or otherwise modified from time to time.

     "EVENT OF DEFAULT" shall mean the occurrence of any of the events listed in SECTION 7.1 or an event of default (however described) under the Loan Agreement or any other of the Project Documents.

     "FORCE MAJEURE EVENT" shall mean fire, flood, labor dispute, weather, governmental action or other cause beyond the reasonable control of Borrower that shall delay the Development Work.

     "GAAP" shall mean procedures consistent with generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession prevalent in the United States of America.

     "HAZARDOUS MATERIALS" shall mean the following:

          (a) any oil, flammable substances, explosives, radioactive materials, hazardous wastes or substances, toxic wastes or substances or any other materials or pollutants, exposure to which is prohibited, limited or regulated by any governmental authority pursuant to any Hazardous Materials Law;

          (b) asbestos in any form which is or could become friable, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty (50) parts per million, exposure to which is prohibited, limited or regulated by any governmental authority pursuant to any Hazardous Materials Law;

          (c) any chemical, material or substance defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous waste", "restricted hazardous waste", or "toxic substances" or words of similar import under any Hazardous Material Laws; and

          (d) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority pursuant to any Hazardous Materials Law.

     "HAZARDOUS MATERIALS CLAIMS" shall mean any and enforcement, clean-up, removal or other governmental or regulatory actions or orders threatened, instituted or completed pursuant to any Hazardous Materials Laws, together with claims made or threatened by any third party relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials.

     "HAZARDOUS MATERIALS LAWS" shall mean any federal, state or local laws, ordinances and the regulations, policies or publications promulgated pursuant thereto relating to (i) the environment, (ii) health and safety, (iii) any Hazardous Materials (including, without limitation, the use, handling, transportation, production, disposal, discharge or storage thereof),
(iv) industrial hygiene or (v) environmental conditions on, under or about property, including, without limitation, soil and groundwater conditions; including, but not limited to, the following, as now or hereafter amended; the Clean Air Act, 42 U.S.C. Sec. 9401, ET. SEQ.; the Clean Water Act, 33 U.S.C. Sec. 7401, ET. SEQ.; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sec. 9601, ET. SEQ., as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. Sec. 11001, ET. SEQ.; the Federal Water Pollution Control Act, 33 U.S.C. Sec. 1251, ET. SEQ.; the Hazardous Materials Transportation Act, 49 U.S.C. Sec. 1801, ET. SEQ.; the Resource Conservation and Recovery Act, 42 U.S.C. Sec. 6901, ET. SEQ.; the Safe Drinking Water Act, 42 U.S.C. Secs. 300f to 300j; the Solid Waste Disposal Act, 42 U.S.C. Sec. 3251, ET.
SEQ.; and the Toxic Substances Control Act, 15 U.S.C. Sec. 2601, ET. SEQ.

     "HOMES" shall mean the single family residences, condominium homes and/or attached townhouses that will be constructed by the Borrower on the Lots, using, in the event the Borrower and Lender enter into the ABF Loan Agreement, the proceeds of the ABF Loan.

     "INDEMNIFIED PARTY" shall mean the Lender and any Participants and each of their officers, directors, employees, agents, attorneys, consultants, advisors and Affiliates.

     "INSPECTOR" shall mean the inspector for the Project to be selected by the Lender, as set forth in the Project Commitment.

     "INTEREST RESERVE" shall mean the amount within the Budget which has been designated as available to pay interest on the Project Amount.

     "LAND" shall mean that certain real property which is suitable for and substantially entitled for the development of Homes thereon and related on and off-site improvements and upon which the Borrower will perform the Development Work, which such real property is located in Ottawa County, in the State of Michigan, is divided into Phase A and Phase B, and is described in EXHIBIT A.

     "LAWS AND REGULATIONS" shall mean (i) all laws, regulations, orders, codes, ordinances, rules, statutes and policies of all local, regional, county, state and federal governmental authorities having jurisdiction over the Project and (ii) all restrictive covenants and other title encumbrances, permits and approvals, leases and other rental agreements which in any case relate to the development, occupancy, ownership, management, use, and/or operation of the Project.

     "LENDER" shall mean Residential Funding Corporation, a Delaware corporation.

     "LENDER'S RELEASE PRICE" shall mean, with respect to any parcel of the Land which the Borrower requests the Lender to release from the lien of the Mortgage, the amount required to be paid to the Lender prior to such release, which amount shall equal, for each Lot located in the Project, (i) the amount specified in SECTION 2.6(a) OR (c), as applicable, of the Loan Agreement, plus (ii) the Additional Loan Fee for such Lot.

     "LOAN" shall mean the revolving loan described in the Loan Agreement in a principal amount not to exceed the Loan Amount.

     "LOAN AGREEMENT" shall mean the Loan Agreement dated as of May 28, 1996 between the Lender and the Borrower, as such Loan Agreement may be amended or otherwise modified from time to time in accordance with the terms thereof.

     "LOAN AGREEMENT SUPPLEMENT" shall mean this Loan Agreement Supplement dated as of February 3, 1997 between the Borrower and the Lender, as the same may be amended or otherwise modified from time to time.

     "LOAN AMOUNT" shall mean Twenty-Five Million Dollars ($25,000,000).

     "LOAN DOCUMENTS" shall mean, as to the Loan, all documents, instruments, agreements, assignments and certificates relating thereto, including, without limitation, any and all loan or credit agreements, promissory notes, deeds of trust, mortgages, security agreements, assignments of rents, assignments of leases, assignments of contracts, environmental indemnities, guaranties, contractor's consent agreements, lender's title insurance policies, opinions of counsel, evidences of authorization or incumbency, escrow instructions, architect's consent agreements, and UCC-1 financing statements to be executed (and acknowledged where applicable) by Borrower, Project Owner and/or Lender (where applicable) in connection with Lender making the Loan to Borrower, as the same may be amended or otherwise modified from time to time in accordance with the Loan Agreement. The Loan Documents shall include, but not be limited to, the following:

          (a)  the Loan Agreement;

          (b)  the Note;

          (c)  the Project Documents; and

          (d)  any Related Loan Documents.

     "LOAN TO VALUE RATIO" shall mean, with respect to the Project or any part thereof as to which a Loan to Value Ratio is being determined, the ratio of the Project Amount to the Value.

     "LOTS" shall mean the tracts of real property within the Land that have been or will be developed for the subsequent construction thereon of Homes.

     "MAP" shall mean a final subdivision or parcel map consistent with the Plans and Specifications and with the Laws and Regulations.

     "MATERIAL ADVERSE CHANGE" shall mean any material and adverse change in, or a material adverse effect upon, any of:

          (a) the business, properties, operations or condition (financial or otherwise) of Borrower since either or both of (i) January 30, 1997, or (ii) the date of the most recent financial statements delivered to Lender in connection with the Loan;

          (b) the legal or financial ability of Borrower to perform its obligations under the Borrower Documents and to avoid any Potential Default or Event of Default; or

          (c) the legality, validity, binding effect or enforceability, against Borrower, of any Loan Document.

     "MATURITY DATE" shall mean the first to occur of (i) the date which is forty two (42) months from the date of the Loan Agreement (as such date may be extended in writing by Lender and Borrower from time to time), or (ii) the date on which the Loan is required to be repaid pursuant to SECTION 6.2 of the Loan Agreement.

     "MORTGAGE" shall mean the Construction Mortgage, Security Agreement and Fixture Filing With Assignment of Rents, Proceeds and Agreements dated of even date herewith executed by Project Owner, as mortgagor, for the benefit of the Lender, as the same may be amended or otherwise modified from time to time.

     "NOTE" shall mean the Promissory Note dated May 28, 1996 executed by Borrower, as maker and made payable, to the order of Lender, as holder, in the amount of Twenty-Five Million Dollars

($25,000,000) and maturing on the Maturity Date, to evidence the Loan, as such Promissory Note may be amended or otherwise modified from time to time.

     "PARTICIPANT" shall mean any financial institution to whom the Lender, in accordance with and subject to SECTION 7.12 of the Loan Agreement, at any time sells, assigns, grants or otherwise transfers a participation interest in all or part of the obligations of the Borrower under the Loan Documents.

     "PERMITTED EXCEPTIONS" shall mean (i) real estate taxes and assessments not yet due and payable and possible supplemental assessments for improvements constructed on the Land, (ii) unfiled mechanics' and materialmen's liens (to the extent applicable), but only if affirmative mechanics' lien coverage is provided by the Title Policy, (iii) exceptions to title which are approved by the Lender and which do not adversely affect the value of the Land, the marketability of title to the Land or the use to which the Land is intended to be put, (iv) easements for the installation and maintenance of utilities servicing the Project which do not adversely affect the value of the Land, the marketability of title to the Land or the use to which the Land is intended to be part and (v) the additional permitted exceptions in EXHIBIT G.

     "PERSON" shall mean an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

     "PHASE A" shall mean the portion of the Land upon which the Borrower intends to construct Homes which are single family homes, which portion contains forty five (45) Lots.

     "PHASE B" shall mean the portion of the Land upon which the Borrower intends to construct Homes which are townhomes, which portion contains seventy three (73) Lots.

     "PLANNING COSTS" shall mean the fees and planning costs, such as engineering and architectural fees, incurred in connection with the planning for the Development Work, to the extent reflected in the Budget.

     "PLANS AND SPECIFICATIONS" shall mean the final set of architectural, structural, mechanical, electrical, grading, sewer, water, street and utility plans and specifications for the Development Work to be included within the Project, including all supplements, amendments and modifications thereto signed and affixed with the architect's registration stamp or seal, all in form and substance reasonably satisfactory to the Lender and the Inspector.

     "POTENTIAL DEFAULT" shall mean the existence of any event which with the giving of notice, the passage of time, or both, would constitute an Event of Default.

     "PROJECT" shall mean (i) the Land and (ii) the Development Work to be completed on Phase B of the Land, for which the Lender has issued the Project Commitment.

     "PROJECT AMOUNT" shall mean Two Million Seventy Thousand Three Hundred Fifty-Six Dollars ($2,070,356).

     "PROJECT COMMITMENT" shall mean the Project Commitment dated January 30, 1997 and attached as EXHIBIT D.

     "PROJECT DOCUMENTS" shall mean, with respect to the Project, all documents, instruments, agreements, assignments and certificates relating thereto, including, without limitation, any and all loan or credit agreements, promissory notes, deeds of trust, mortgages, security agreements, assignments of rents, assignments of leases, assignments of contracts, environmental indemnities, guaranties, contractor's consent agreements, lender's title insurance policies, opinions of counsel, evidences of authorization or incumbency, escrow instructions, architect's consent agreements, and UCC-1 financing statements to be executed (and acknowledged where applicable) by Borrower, Project Owner and/or Lender (where applicable) in connection with Lender making proceeds of the Loan available to the Borrower for the Project, as the same may be amended or otherwise modified from time to time in accordance with the Loan Agreement and this Loan Agreement Supplement. The Project Documents shall include, but not be limited to, the following:

          (a)  the Project Commitment;

          (b)  this Loan Agreement Supplement;

          (c)  the Mortgage;

          (d)  the Environmental Indemnity;

          (e)  the UCC-1 Financing Statement;

          (f)  the Assignment;

          (g)  the Title Policy; and

          (h)  the Plans and Specifications.

     "PROJECT MATURITY DATE" shall mean the first to occur of (i) the date which is thirty (30) months from the date of this Loan Agreement Supplement (as such date may be extended in writing by the Lender and the Borrower from time to time), or (ii) the date on which the Loan is required to be repaid pursuant to SECTION 7.2 of the Loan Agreement.

     "PROJECT OWNER" shall mean, United Homes of Michigan, Inc., a Michigan corporation.

     "PROJECT REQUIREMENTS" shall mean the requirements listed in EXHIBIT B.

     "PROJECT SECURITY INSTRUMENTS" shall mean, with respect to the Project, all pledge agreements, guaranties, deeds of trust, mortgages, security agreements, assignments and other agreements or instruments executed by Borrower and/or Project Owner granting in favor of Lender a lien or encumbrance on or a security interest in any property or right or interest of Borrower and or Project Owner as security for the Loan, as the same may be amended or otherwise modified from time to time in accordance with the Loan Agreement and this Loan Agreement Supplement, including but not limited to the following:

          (a)  the Mortgage;

          (b)  the UCC-1 Financing Statement; and

          (c)  the Assignment.

     "PROJECT UNDERWRITING DOCUMENTS" shall mean the documents listed in EXHIBIT C and any other documents relating to the Project which Lender reasonably requests, all in form and substance reasonably satisfactory to the Lender and, as to items A5, A8, B1, B3 and B6, in form and substance reasonably satisfactory to the Inspector.

     "QUALIFIED PROJECT EXPENDITURES" shall mean the costs for which proceeds of the Loan may be disbursed, which such costs shall be limited to the following:

          (a)  the cost of acquiring the Land or the Lots;

          (b)  Planning Costs;

          (c) the cost of materials and labor for Development Work in place for Phase B of the Project, but excluding any costs for materials delivered to the Land which have not yet been put in place;

          (d)  the Interest Reserve; and

          (e)  Soft Costs.

The particular amounts which may be disbursed for each of the categories set forth in PARAGRAPHS (a) through (e) above are set forth in the Budget for the Project. Amounts in the Budget which are not listed in any of the categories set forth in PARAGRAPHS (a) through (e) above shall not be Qualified Project Expenditures and proceeds of the Loan may not be disbursed for any such costs.

     "RELATED LOAN DOCUMENTS" shall mean and includes (i) any and all loan documents which have been or may be executed by Borrower in connection with the Lender making proceeds of the Loan available for another project, together with any and all modifications, extensions and renewals thereof and
(ii) the ABF Loan Documents.

     "SALES AGREEMENT" shall mean a written agreement for the sale of a Lot between the Borrower and a Person who is not an Affiliate of the Borrower, which agreement (i) shall be binding upon such Person, (ii) shall require such Person to deposit with the Borrower an "at risk" deposit, (iii) shall conform to all applicable laws, regulations, codes and ordinances, including those requiring disclosures to prospective and actual buyers and (iv) shall not contain any contingencies, except that such agreement may be contingent on such Person's ability to obtain financing for the purchase, but only if such Person has been pre-approved for financing prior to entering into such agreement.

     "SOFT COSTS" shall mean the Borrower's overhead, general and administrative expenses and other "soft costs" incurred in the development, construction, marketing and sale of Phase B of the Project, to the extent reflected in the Budget.

     "TITLE POLICY" shall mean the ALTA loan form (1970 form, unrevised or the equivalent thereof) of title insurance policy in the amount of the Project Amount and issued by Chicago Title Insurance Company, insuring the Lender that the Mortgage is an enforceable first lien against marketable fee simple title to the Project, subject only to Permitted Exceptions, which such title insurance policy will provide mechanics' lien coverage, will have all standard exceptions deleted therefrom and will have appended thereto a usury endorsement and such other endorsements as are generally required by lenders in the area in which the Project is located.

     "TOTAL PROJECT COSTS" shall mean, with respect to a Project, the sum of
(i) the Qualified Project Expenditures plus (ii) all other costs necessary to acquire the Land and construct the Development Work in accordance with the Plans and Specifications and complete the Project.

     "UCC-1 Financing Statement" shall mean a UCC-1 financing statement dated of even date herewith executed by Project Owner, as debtor, in favor of Lender, as secured party, in connection with Lender making proceeds of the Loan available to the Borrower for the Project, as such UCC-1 financing statement may be amended or otherwise modified from time to time.

     "UNIT" shall mean a Lot and the Home constructed on such Lot.

     "UNITED ARIZONA" shall mean United Homes, Inc., an Arizona corporation.

     "UNITED HOMES" shall mean United Homes, Inc., an Illinois corporation.

     "UNITED ILLINOIS" shall mean United Homes of Illinois, Inc., an Illinois corporation.

     "UNITED MICHIGAN" shall mean United Homes of Michigan, Inc., a Michigan corporation.

     "VALUE" shall mean, for purposes of determining whether or not the Loan to Value Ratio complies with the Project Requirements, the lower of (i) the value which an Appraiser signs to the Project, as set forth in an Appraisal Report, which Appraisal Report shall determine the values of each

Unit, whether or not the Homes have been completed, based on the "as-completed" appraised value of such Unit and (ii) the sales prices for the Units as set forth in Sales Agreements.

     Section 1.2  OTHER DEFINITIONAL PROVISIONS.

     (a) Accounting terms not defined herein shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under GAAP, the definitions contained herein shall control.

     (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Loan Agreement Supplement shall refer to this Loan Agreement Supplement as a whole and not to any particular provision of this Loan Agreement Supplement.

     (c) In this Loan Agreement Supplement in the computation of periods of time from a specified date to a later specified date, the word "from" shall mean "from and including" and the words "to" and "until" each shall mean "to but excluding".

                                    ARTICLE II
                     ADDITIONAL REPRESENTATIONS AND WARRANTIES

     Section 2.1 CONSIDERATION. As an inducement to Lender to execute this Loan Agreement Supplement and to disburse the proceeds of the Loan for the Project, and in addition to the representations and warranties in the Loan Agreement, Borrower represents and warrants the truth and accuracy of the matters set forth in this ARTICLE II.

     Section 2.2 AUTHORIZATION. The execution, delivery and performance by Borrower of the Project Documents have been duly authorized by all necessary action and do not and will not (i) contravene the charter documents of any of United Homes, United Arizona, United Illinois or United Michigan, (ii) contravene any law, rule or regulation or any order, writ, judgment, injunction or decree or any contractual restriction binding on or affecting Borrower, (iii) require any approval or consent of any partner, shareholder or any other Person other than approvals or consents which have been previously obtained and disclosed in writing to Lender, (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which Borrower or its properties may be bound or affected, or
(v) result in, or require the creation or imposition of, any lien of any nature (other than the liens contemplated hereby) upon or with respect to any of the properties now owned or hereafter acquired by Borrower, and Borrower is not in default under any such law, rule, regulation, order, writ, judgment, injunction, decree or contractual restriction or any such indenture, agreement, lease or instrument.

     Section 2.3 GOVERNMENTAL CONSENTS. No authorization or approval or other action by, and no notice to filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Borrower of the Project Documents or any other document executed pursuant thereto or in connection therewith.

     Section 2.4 VALIDITY. The Project Documents have been duly executed and delivered and constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms.

     Section 2.5 FINANCIAL POSITION. As of the dates prepared, the financial statements and all financial data heretofore delivered to Lender in connection with the Project and/or relating to Borrower are true, correct and complete in all material respects and were prepared in accordance with GAAP consistently applied. Such financial statements fairly present the financial position of the Persons who are the subject thereof as of the dates thereof.

     Section 2.6 NO MATERIAL ADVERSE CHANGE. No Material Adverse Change has occurred since January 30, 1997.

     Section 2.7 LITIGATION. There is no pending or, to Borrower's knowledge, threatened action, suit, proceeding or arbitration against or affecting Borrower before any court, governmental agency or arbitrator, which may result in a Material Adverse Change.

     Section 2.8 ENVIRONMENTAL MATTERS. The operations of Borrower comply in all respects with all Hazardous Materials Laws except such noncompliance which would not (if enforced in accordance with applicable law) reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change. As of the date of this Loan Agreement Supplement, (i) neither Borrower nor its present properties or operations is subject to any outstanding written order from or settlement or consent agreement with any governmental authority or other Person, nor is any of the foregoing subject to any judicial or docketed administrative proceeding respecting any Hazardous Materials Law, Hazardous Materials Claim or Hazardous Material, and
(ii) there are no other conditions or circumstances known to Borrower which may give rise to any Hazardous Materials Claim arising from the operations of Borrower.

     Section 2.9 FULL DISCLOSURE. None of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of Borrower in connection with the Project contains any untrue statement of a material fact, or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading; provided, however, that it is recognized by Lender that projections and forecasts provided by Borrower, while reflecting Borrower's good faith projections or forecasts based upon methods and data Borrower believes to be reasonable and accurate, are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results.

     Section 2.10 FIRPTA CERTIFICATION. Borrower declares and certifies, under penalty of perjury, that: (i) the U.S. Taxpayer I.D. Number of United Homes is 36-3978181, of United Arizona is 86-0680628, of United Illinois is 36-3421835 and of United Michigan is 38-3180076; (ii) the business address of Borrower is United Homes, Inc., 2100 Golf Road, Suite 110, Rolling Meadows, Illinois 60008-4220; (iii) Borrower is not a "foreign person" within the meaning of Sections 1445 and 7701 of the Internal Revenue Code of 1986, as amended; and (iv) Borrower understands that the information and certification contained in this SECTION 2.10 may be disclosed to the Internal Revenue Service and that any false statement contained herein could be punished by fine, imprisonment or both. Borrower agrees to provide Lender and Lender with a new certification containing the provisions of this SECTION 2.10 immediately upon any change in such information.

                                    ARTICLE III
                          CONDITIONS PRECEDENT TO CLOSING

     Section 3.1 CONDITIONS PRECEDENT. Lender's obligation to enter into and perform its duties under this Loan Agreement Supplement shall be subject to the full and complete satisfaction of the conditions precedent set forth in this ARTICLE III and in EXHIBIT E.

     Section 3.2 PROJECT UNDERWRITING DOCUMENTS AND OTHER DOCUMENTS. The Borrower shall have delivered to the Lender the Project Underwriting Documents and all the documents described in the Project Commitment.

     Section 3.3 MORTGAGE RECORDATION. The Mortgage must be duly recorded and in a first-priority lien position, which first-priority lien positions shall be evidenced and insured by the Title Policy.

     Section 3.4 PERFECTION OF SECURITY INTEREST IN PERSONAL PROPERTY. Lender's security interests in all personal property and any fixtures covered by the Mortgage must duly perfected and in a first-priority lien position.

     Section 3.5 TAXES. All taxes, fees and other charges in connection with the execution, delivery and recording of the Project Documents shall have been paid, and all delinquent taxes, assessments or other governmental charges or liens affecting the Project, if any, shall have been paid.

     Section 3.6. INSURANCE WITH RESPECT TO PROJECT. In addition to the insurance required by SECTION 5.5 of the Loan Agreement, Borrower shall maintain with respect to the Project the insurance required by the terms of this SECTION 3.6 and shall deposit with Lender, original, duplicate original or certified copies of insurance policies for such insurance issued by insurance companies with current Best's Key Ratings of not less than A/IX and written form and content acceptable to Lender. Such insurance with respect to the Project shall consist of all-risk course of construction insurance (non-reporting form) in the minimum amount specified in the Project Commitment, on a replacement cost basis, insuring against loss or damage by hazards customarily included within "extended coverage" policies, and any other risks or hazards which in Lender's reasonable judgment should be insured against, with a Lender's Loss Payable Endorsement naming Lender as an additional insured together with a full replacement cost endorsement (without provisions for co-insurance). The insurance policies required by this
SECTION 3.6 shall be subject to the requirements and restrictions set forth in SECTION 5.5 of the Loan Agreement.

                                  ARTICLE IV
                                 DISBURSEMENTS

     Section 4.1  PROCESSES RELATING TO DISBURSEMENTS.

     (a) Borrower may request disbursements of the Loan for Qualified Project Expenditures related to the Project, subject to the limitation on the number of allowable disbursements per month set forth in Section 2.2(c) of the Loan Agreement. All requests for disbursements of proceeds of the Loan shall comply with the terms of this ARTICLE IV and any additional limitations set forth in the Project Commitment.

     (b) Each disbursement request shall be evidenced by a Draw Request Certification and shall be accompanied by, or the Lender shall have received from another source, the following:

          (1) an "Application and Certificate for Payment" on AIA forms G702 and G703 or such other form as the Lender approves;

          (2) with respect to requested disbursements for costs of Development Work, supporting billings of each subcontractor or vendor with respect to the Development Work of such subcontractor or vendor as to which a disbursement is being requested;

          (3) a written certification from the Inspector to Lender, in a form satisfactory to Lender, that (i) the Development Work for which payment is being sought has been completed in accordance with the Plans and Specifications and (ii) all work done for which payment is being sought shall have been completed with sound new materials and fixtures, or refurbished materials and fixtures that meet the requirements of the Plans and Specifications, and in a good and workmanlike manner;

          (4) at Borrower's expense, evidence satisfactory to Lender that the issuer of the Title Policy is prepared to issue to Lender an endorsement to the Title Policy insuring that the lien granted to Lender by the Mortgage remains a first lien upon the Project, subject only to Permitted Exceptions, and insuring the full amount of the disbursement, provided that any such endorsement may show mechanics' liens resulting from the Development Work if and only if the issuer of the Title Policy shall issue an endorsement which insures Lender against any loss by reason of such mechanics' liens and Borrower shall have complied in all respects with the requirements of SECTION 5.18; and

          (5)  such other documents specified in the Project Commitment.

     The foregoing submissions shall reflect the cost of all Development Work for which payment is to be made, and the Draw Request Certification shall specify the portion of such costs which shall be paid by Borrower and the portion thereof which will be paid out of the requested disbursement of Loan proceeds.

     (c) Provided that no Event of Default or Potential Default exists, and subject to the terms and conditions set forth herein, the Lender will use its reasonable best efforts to disburse to the Borrower the amount requested, within five (5) Business Days after receipt of a Draw Request Certification meeting the requirements of this Loan Agreement Supplement, provided that in the event the Lender is unable to make the disbursement within such time period, the Lender will disburse the proceeds of the Loan as soon thereafter as possible. All disbursements shall be delivered to Borrower by federal funds wire transfer as instructed by Borrower.

     Section 4.2 CONDITIONS PRECEDENT TO DISBURSEMENTS FOR QUALIFIED PROJECT EXPENDITURES. The obligation of Lender to make disbursements of the Loan to fund Qualified Project Expenditures (including the initial disbursements for the Project) is subject to fulfillment of the following conditions precedent:

          (a) Lender shall not be obligated to make any disbursements of the Loan to the extent that the requested disbursement relates to costs which are not Qualified Project Expenditures. Qualified Project Expenditures not paid with Loan proceeds disbursed hereunder and other costs which are not Qualified Project Expenditures shall be paid from additional funds provided by Borrower.

          (b)  Lender shall not be obligated to make any disbursements if:

               (1) the outstanding balance of the Loan exceeds, or would following the contemplated disbursement exceed, the face amount of the Note;

               (2) the outstanding balance of the Loan attributable to the Project exceeds, or would following the contemplated disbursement exceed, the Project Amount; or

               (3) the proceeds of the Loan which, pursuant to the Project Commitment, are available for disbursement will not be sufficient to complete the acquisition of the Land, the Development Work related to the Project; provided however, that the Lender shall be obligated to make disbursements notwithstanding such a deficiency in the event that (i) the Budget and the amount of the Loan allocated to the Project have been increased by an amount at least equal to such deficiency in accordance with the terms of
          SECTION 5.15(d), or (ii) the Borrower provides to the Lender evidence that it has paid from its own funds, in addition to any Borrower funds which the Budget requires, an amount at least equal to the amount of the deficiency.

          (c) Lender shall not be obligated to disburse any Loan proceeds for the Project to the extent that the Project does not then satisfy the requirements set forth in the Project Commitment.

          (d) Lender shall not be obligated to disburse any Loan proceeds unless all statements made in the applicable Draw Request Certification are true and correct on and as of the date of the requested disbursement, before and after giving effect thereto and to the application of the proceeds therefrom.

          (e) The representations and warranties of Borrower contained in the Loan Documents are true and correct in all material respects on and as of the date of the requested disbursement, before and after giving effect thereto and to the application of the proceeds therefrom, as though made on and as of such date.

          (f) No Event of Default or Potential Default has occurred and is continuing, or would result from such disbursement or from the application of the proceeds therefrom.

     Section 4.3 CONDITIONS PRECEDENT TO FINAL DISBURSEMENT. Lender's obligation to make the final disbursement of Loan funds for construction purposes shall be subject to the satisfaction of the following conditions precedent, each of which Borrower shall furnish as promptly as is reasonably possible:

          (a) Completion of construction of the Development Work in accordance with the Plans and Specifications, and if required by Lender, its receipt of a certificate of completion from the project architect that the Development Work has been completed substantially in accordance with the Plans and Specifications.

          (b) If applicable, receipt by Lender of a copy of a valid, recorded notice of completion sufficient to effect the purpose of such notices as contemplated by the laws of the State of Michigan relative to mechanics' liens.

          (c) Receipt by Lender of such endorsements to the Title Policy as it may require insuring that a notice of completion was properly filed, that the Development Work has been completed free of mechanics' and materialmen's liens and that all applicable filing periods have expired, or, at Lender's election, an ALTA rewrite of the Title Policy together with such endorsements thereto as Lender may require, and insuring the first-lien priority of the final disbursement.

          (d) If required by Lender, its receipt of an "as-built" survey prepared by a licensed engineer or surveyor locating all Project lines, building setback lines, easements and the Development Work.

          (e) There shall be no statutory liens on record for labor or material arising out of the construction of the Development Work; provided, however, that if there are any such liens Borrower shall have complied with the terms of SECTION 5.18.

          (f) Upon completion of the Development Work, Borrower shall deliver to Lender a completion certificate containing the following:
     (i) Borrower's statement of the aggregate amount of costs incurred in connection with the Project but not paid by the Borrower before the completion date and (ii) Borrower's certification that all of the proceeds of the Loan disbursed with respect to the Project have been applied to pay or reimburse costs incurred in connection with the construction of the Development Work and the acquisition of the Land, and that none of the proceeds of the Loan disbursed with respect to the Project have been applied to pay or reimburse any costs or expenses other than such costs of construction and acquisition, together with interest and servicing and fees incurred in connection with the Loan.

     Lender's right to require satisfaction of each of the foregoing conditions and to receive and review the materials listed above shall not impose upon Lender any obligation whatsoever to the Borrower, the general contractor, architect, any purchasers of the Lots or any other party whatsoever, with respect to any of the subject matter constituting such conditions, nor shall it operate to release Borrower from liability for any misrepresentations or breaches hereunder (notwithstanding any opportunity of Lender to discover such misrepresentation or breach from materials provided to Lender as a condition of closing). Borrower understands and agrees that such conditions are for the sole purpose of protecting Lender's Loan advances and providing security for the Loan, and are made solely for the Lender's benefit. No waiver of a condition in one or more instances shall establish a course of dealing or other agreement that will bind Lender or prohibit Lender from enforcing such condition or any other term or condition of this Loan Agreement Supplement in the same or any other instance.

     Section 4.4 APPLICATION OF DISBURSEMENTS. All Loan proceeds disbursed to Borrower pursuant to this Loan Agreement Supplement will be used only for payment of those items specified in the Draw Request Certification for which the particular disbursement was made. Borrower will not use all or any portion of such disbursement to pay or reimburse itself, directly or indirectly, for any amounts paid by Borrower or any other Person but not included in the Budget.

     Section 4.5 LENDER MAY MAKE DISBURSEMENT NOTWITHSTANDING NONCOMPLIANCE. Notwithstanding the failure of any condition precedent to Lender's obligation to make any disbursement hereunder, Lender may make such disbursement if Lender, in its sole discretion, determines the making of the same to be advisable. The making of any disbursement, either before or after the satisfaction of all conditions precedent with respect to Lender's obligation to make the same, shall not be deemed to constitute an approval or acceptance by Lender of the Development Work theretofore completed or a waiver of such condition with respect to a subsequent disbursement.

                                   ARTICLE V
                                  THE PROJECT

     Section 5.1 CONSIDERATION. As an inducement to Lender to execute this Loan Agreement Supplement and to make each disbursement of the Loan for the Project, Borrower represents and warrants to the truth and accuracy of the matters regarding the Project set forth in this ARTICLE V and hereby covenants regarding the Project as set forth in this ARTICLE V.

     Section 5.2 TITLE TO PROJECT. Project Owner is, or will be upon acquisition of the Land and Development Work as contemplated by this Loan Agreement Supplement, the sole legal and beneficial owner of the Land and Development Work, free and clear of all claims, liens and encumbrances other than Permitted Exceptions. All of the personal property which forms a part of the Development Work is or will be vested solely in Project Owner, free and clear of all claims, liens and encumbrances, other than Permitted Exceptions, and the security interest of Lender in such personal property is a first lien thereon, subject only to Permitted Exceptions.

     Section 5.3 NO PRIOR LIENS OR CLAIMS. Except as otherwise may have been approved in writing by Lender and as to which Lender shall have received such endorsements (including mechanics lien coverage) to the Title Policy as Lender may require to assure the priority of the Mortgage as a valid first lien on the Project, subject only to Permitted Exceptions, Borrower represents that, prior to recordation of the Mortgage, neither it, nor anyone acting on Borrower's behalf has (i) commenced construction of the Development Work, or any grading or site clearance related thereto,
(ii) purchased, contracted for or otherwise brought upon the Land any materials, specially fabricated or otherwise, to be incorporated into the Development Work, or (iii) entered into any contract or arrangement, the performance of which by any other party thereto could give rise to a lien or claim on the Project or any portion thereof.

     Section 5.4 ACCESS TO THE PROJECT. All roads, streets, traffic turn lanes, and access ways necessary for the full utilization of the Project for its intended purpose have either been completed or the necessary rights of way have either been acquired by the appropriate governmental authority or have been dedicated to public use and accepted by the appropriate governmental authority, and all necessary steps have been taken by Borrower and the appropriate governmental authority to assure the complete construction and installation thereof by the time needed for construction and/or occupancy and operation of the Project.

     Section 5.5 COMPLIANCE WITH PROJECT REQUIREMENTS AND LAWS AND REGULATIONS. The Project, the proposed and actual use thereof, and the Development Work when completed will comply with the Project Requirements and with the Laws and Regulations, and there is no action or proceeding pending or, to the knowledge of Borrower (after due inquiry), threatened before any court, quasi-judicial body or administrative agency at the time of any disbursement by Lender relating to the validity of the Loan or the proposed or actual use of the Project.

     Section 5.6 COVENANTS, ZONING, CODES, PERMITS AND CONSENTS. Borrower is familiar and has complied, or will comply on a timely basis, with all of the Laws and Regulations to be complied with in connection with the construction of the Development Work. Except as set forth in the Project Commitment, all permits, licenses, consents, approvals or authorizations by, or registrations, declarations, withholding of objections or filings with any governmental body necessary in connection with the valid execution, delivery and performance of this Loan Agreement Supplement, the Project Documents, and any and all other documents executed in connection with any of the foregoing, necessary for the subdivision of the Land, necessary for the construction of the Development Work, have been obtained or will be obtained on a timely basis and are and will be valid, adequate and in full force and effect. Construction of the Development Work and the intended use thereof will in all respects conform to and comply with all Laws and Regulations, including without limitation all application zoning, subdivision, environmental protection, use and building codes, laws, regulations and ordinances.

     Section 5.7 UTILITIES. All utility services and facilities necessary for the construction, sale and occupancy of the Project and the operation thereof for its intended purpose are either available at the boundaries of the Land, or, if not, all necessary steps have been, or will be, taken by Borrower and the local authority or public utility company which provides such services to assure the complete installation and availability thereof when needed for construction, sale, occupancy and operation of the Project.

     Section 5.8 MAP, PERMITS, LICENSES AND APPROVALS. Borrower has obtained or will, in a timely manner, obtain the Map. Borrower shall properly comply with and keep in effect the Map and all permits, licenses and approvals which are required to be obtained from governmental bodies in order to construct, occupy, operate, market and sell the Project. Borrower shall promptly deliver copies of the Map and all such permits, licenses and approvals to Lender.

     Section 5.9  APPROVAL OF PLANS AND SPECIFICATIONS AND APPROVAL OF BUDGET.

     (a) The Plans and Specifications are a true, complete and accurate reflection of the Development Work that Borrower will construct. The Plans and Specifications are satisfactory to Borrower and have been reviewed and approved by Borrower and the general contractor for the Project (if different from the Borrower), and have also been approved as required by all governmental bodies or agencies having jurisdiction (including, without limitation, any local design review boards) and by the beneficiary of any restrictive covenant affecting the Project. There are no structural defects in the Development Work as shown in the Plans and Specifications, and no violation of any of the Laws and Regulations exists with respect to the Plans and Specifications.

     (b) After diligent investigation of all relevant conditions and due consultation with such parties as Borrower deems appropriate, Borrower represents that the Budget identifies, on a line item basis, the Total Project Costs and all costs for which proceeds of the Loan are to be disbursed. The Budget reflects Borrower's best, true, accurate and complete estimate of the costs shown therein and of the Total Project Costs.

      Section 5.10 ADEQUACY OF PROJECT AMOUNT. The Project Amount, together with the equity funds of the Borrower in the amount set forth in the Budget, is sufficient to pay all costs of the acquisition of the Land and all costs of the Development Work in accordance with the Plans and Specifications and all remaining costs related thereto, except as has been specifically disclosed to and approved in writing by Lender.

     Section 5.11 CONSTRUCTION START AND COMPLETION. Borrower shall commence construction of the Development Work no later than the date set forth in the Project Commitment and shall thereafter diligently proceed with construction and completion of the Development Work in a good and workmanlike manner in accordance with the Plans and Specifications and the Construction Progress Schedule; provided however that in the event construction of the Project is subject to delays caused by any Force Majeure Event, the Borrower shall provide to the Lender written notice of such delay, and if such delay will not exceed one hundred twenty (120) days in the aggregate or is otherwise reasonable in length, the Borrower shall not be deemed in default of its obligations assumed pursuant to this Loan Agreement Supplement solely by reason of such delay. The Borrower shall cause the Development Work at all times to materially conform to the Laws and Regulations and shall accomplish completion of the Development Work in accordance with the Construction Progress Schedule. Borrower shall cooperate at all times with Lender in bringing about the timely completion of each element of the Development Work, and Borrower shall resolve all disputes arising during the work of construction in a manner which shall allow work to proceed expeditiously.

     Section 5.12 PERSONAL PROPERTY INCORPORATION. All personal property for which Lender advances Loan proceeds for the Project is to be stored on the Land and in Lender's judgment must be reasonably secure from damage and theft and fully insured at all times.

     Section 5.13 CONTRACTORS AND CONTRACTS. Upon demand by Lender, the Borrower shall furnish to Lender, from time to time, correct lists of all contractors and subcontractors employed in connection with the Development Work. Each such list shall show the name, address and telephone number of each such contractor or subcontractor, a general statement of the nature of the work to be done, the labor and materials to be supplied, the names of materialmen, if known, and the approximate dollar value of such labor, work and materials with respect to each. Upon an Event of Default, Lender shall have the right, and at any time the Inspector shall have the right (in both cases without either the obligation or the duty), to contact directly each contractor, subcontractor and materialman to verify the facts disclosed by said list or for any other purpose.

     Section 5.14 EVIDENCE OF OWNERSHIP OF MATERIALS. If requested by Lender, Borrower shall promptly deliver to Lender any bills of sale, statements, receipts, contracts or agreements under which Borrower claims title to any materials, fixtures or articles incorporated into the Development Work.

     Section 5.15  CHANGES TO PLANS AND SPECIFICATIONS AND BUDGET.

     (a) There shall be no Change of any of the Plans and Specifications or working drawings relating to the Development Work which, together with all prior changes, exceeds, in aggregate amount, five percent (5%) of the portion of the Budget allocable to the Development Work, whether by change order or otherwise, without the prior written approval of Lender, and, to the extent that such approvals may be required, the appropriate governmental authorities. As a condition to its approval of any Change described in either of the preceding sentences, Lender may require verification that such Change:

          (1) is a Change as to which the Borrower has complied with the terms of SUBPARAGRAPH (d) of this SECTION 5.15;

          (2)  will not adversely affect the value of Lender's security;

          (3) is not a material change in structure, design, exterior appearance, square footage, or function;

          (4) would not cause an increase in any line item or category of the Budget in excess of the contingencies (if any) specifically contained in the Budget for that line item or category; and

          (5)  would be consistent with the Laws and Regulations.

     Lender is under no duty to review or inform Borrower of the quality or suitability of the Plans and Specifications, any contract or subcontract or any changes thereto. Without limitation of the foregoing, Borrower shall obtain Lender's prior written approval of any alteration in the Plans and Specifications which might adversely affect the value of Lender's security or which, regardless of cost, is a material change in structure, design, function or exterior appearance.

     (b) Borrower shall obtain from the appropriate persons or entities approvals of any alterations in the Map, the Plans and Specifications or any work, materials or contracts that are required by any of the Laws and Regulations or under the terms of the Project Commitment or other Borrower Project Document.

     (c) Borrower agrees to provide Lender with copies of all change orders, together with all additional documents that Lender may require in order to evaluate a request for approval of a Change of a type described in CLAUSE (a) above. These documents may include the following: (i) a written description of the Change and related work drawings and (ii) a written estimate of the cost of the Change and the time necessary to complete it. Lender may take a reasonable time to evaluate any requests for approval of a Change, and may require that all other approvals required from other parties be obtained before its reviews any requested Change. Lender may approval or disapprove Changes in the exercise of its reasonable judgment. Borrower acknowledges that delays may result, and agrees that so long as any delays caused by Lender are not unreasonable in duration, they shall not affect Borrower's obligation to complete each element of the Development Work in accordance with the Construction Progress Schedule.

     (d)  In the event that either:

          (1) the proceeds of the Loan which are available for disbursement will not be sufficient to complete the Development Work as scheduled; or

          (2) the costs of the Project have increased over the amount set forth in the Budget by an amount in excess of with respect to the Development Work, and including all prior changes, in aggregate amount, five percent (5%) of the portion of the Budget allocable to the Development Work, then the Borrower shall submit to the Lender a revised budget for the Project, together with (i) a request that the Lender approve an increase in the Project Amount, which request the Lender may approve or disapprove in its absolute and sole discretion, or (ii) evidence that the Borrower has sufficient funds to pay the increased costs, in which event the Lender shall not be obligated to disburse additional amounts of the Loan pursuant to the provisions of SECTION 4.1 until such time as the Borrower provides to the Lender evidence that it has paid from its own funds, in addition to any Borrower funds which the Budget requires, an amount at least equal to the increase. Any such revised Budget for the Project submitted to the Lender shall be accompanied by a written report from the Inspector stating that the Inspector has reviewed and approved the revised Budget.

     Section 5.16 LENDER INSPECTIONS, APPRAISAL AND INFORMATION. During normal business hours, the Borrower shall arrange for the Lender, the Inspector or any other authorized representative of Lender, at the expense of Borrower, to visit, inspect or appraise the Project, the materials to be used thereon or therein, contracts, records, plans, specifications and shop drawings relating thereto, whether kept at Borrower's offices or at the Project construction site or elsewhere, and the books, records, accounts and other financial and accounting records of Borrower wherever kept, and to make copies and take extracts thereof and therefrom as often as may be requested at Borrower's cost and expense. Borrower will cooperate with Lender to enable Lender and Inspector to conduct such visits, inspections and appraisals. The cost of the Inspector and of such inspections shall be borne by Borrower and shall be paid within thirty (30) days of Borrower's receipt of any invoice with respect thereto.

     Section 5.17 CORRECTION OF DEFECTS. If Lender in its reasonable judgment determines that any Development Work or materials fail to conform to the Map, any Laws and Regulations, the Plans and Specifications or sound building practices, or that they otherwise depart from any of the requirements of this Loan Agreement Supplement, Lender may require the work to be stopped and withhold disbursements until the matter is corrected. If this occurs, Borrower shall promptly correct the work to Lender's satisfaction, and pending completion of such corrective work shall not allow any other work which is dependent upon or directly related to the work requiring correction to proceed. No such action by Lender shall affect Borrower's obligation to complete each element of the Development Work within the times required by this Loan Agreement Supplement. The advance of any Loan proceeds shall not constitute a waiver of Lender's right to require compliance with this covenant.

     Section 5.18  PROTECTION AGAINST LIEN CLAIMS.

          (a) Borrower shall pay and discharge, or cause to be paid and discharged, promptly and fully all claims for labor done and materials and services furnished in connection with the Development Work, and take or cause to be taken all reasonable steps to forestall the assertion of claims of lien against the Project or any part thereof. Borrower shall obtain a lien waiver with respect to each payment by or to the Borrower and each of the various subcontractors and materialmen (and the major subcontractors and submaterialmen under them), and Lender, at any time, at its option, may require that Borrower make any payments for which disbursements are made hereunder by joint check made payable to the Borrower and the subcontractor or sub-subcontractor for whose account such payment is to be made, as joint payees.

          (b) Nothing herein contained shall require Borrower to pay any claims for labor, materials, or services which Borrower in good faith disputes and which Borrower, at its own expense, currently and diligently contest, provided that Borrower shall, for each such case where a claim of lien in excess of Twenty-Five Thousand Dollars ($25,000), has been filed, within thirty (30) days after the Borrower's actual receipt of notice of filing of any such claim of lien, (i) record or cause to be recorded in the office of the recorder of Ottawa County a surety bond sufficient to release said claim of lien, or (ii) make or cause to be made a deposit of cash in the amount of 150% of the claim of lien with Lender, or (iii) deliver or cause to be delivered to Lender a specific endorsement to the Title Policy which insures Lender against any loss by reason of such claim of lien, or (iv) deliver or cause to be delivered to Lender such other assurance as may be acceptable to Lender; provided however, that in the event the aggregate amount of claims filed with respect to the Project exceeds Fifty Thousand Dollars ($50,000), Borrower shall be required to take one of the actions specified in (i) through (iv) above with respect to subsequent claims.

     Section 5.19 CONVEYANCE, LEASE OR ENCUMBRANCE. Borrower shall not sell, agree to sell, convey, transfer, dispose of or further encumber the Project or any portion thereof or interest therein (other than the sale of Lots), or enter into a lease covering all or any portion thereof or interest therein, either voluntarily, involuntarily or otherwise, or enter into an agreement to do so, without the prior written consent of Lender being first had and obtained. All easements, declarations, covenants, conditions, restrictions and dedications affecting the Project shall be submitted to Lender for its approval, accompanied by a drawing or survey showing the precise location thereof, and such approval shall be obtained prior to the execution or granting of any thereof by Borrower. Borrower shall not execute any lease of any portion of the Project without the prior written consent of Lender. Borrower shall promptly notify Lender of any event of default or cancellation under any lease now or hereafter in effect.

     Section 5.20 SECURITY INSTRUMENTS. From time to time, upon the request of Lender, Borrower shall execute and deliver to Lender a security instrument or instruments naming Lender as secured party covering all contracts of any kind entered into in connection with the Development

Work and all other property of any kind whatsoever owned by the Borrower and used, or to be used, in the use and enjoyment of the Project and concerning which Lender may have any doubt as to its being subject to the lien of the Project Security Instruments.

     Section 5.21 FURTHER ASSURANCES; COOPERATION. Borrower will at any time and from time to time upon request of Lender take or cause to be taken any action, execute, acknowledge, deliver or record any further documents, opinions, mortgages, security agreements, financing statements or other instruments or obtain such additional insurance as Lender in its discretion deems necessary or appropriate to carry out the purposes of this Loan Agreement Supplement and to preserve, protect and perfect the security interest intended to be created and preserved in the Project and the Development Work.

     Section 5.22 NEGATIVE COVENANTS. So long as any amount payable under any Loan Document still remains unpaid or Lender shall have any commitment to disburse the Loan hereunder, Borrower shall not, unless Lender shall otherwise consent in writing (i) create, assume or suffer to exist any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, upon the collateral for the Loan assigned to Lender by Borrower pursuant to Project Security Instruments, or (ii) sell, lease, transfer or otherwise dispose of (A) all or substantially all of its assets (in a single transaction or a series of related transactions), or (B) any of the collateral for the Loan assigned to Lender by Borrower.

     Section 5.23 SIGNS. Upon the request of Lender, Borrower shall erect and place on or in the vicinity of the Project a sign or signs indicating that Lender has provided construction financing for the Project. Said sign(s) shall remain the property of Lender and shall be required to be removed only after the Development Work has been completed.

                                   ARTICLE VI
                                  SALES OF LOTS
                          AND RELEASES FROM MORTGAGES

     Section 6.1 SALES AGREEMENTS. Each Lot shall be sold under a Sales Agreement. Each Sales Agreement must require full payment in cash to Borrower at closing. No Lot may be leased, sold or conveyed under any lease, conditional sales contract or other arrangement where Borrower retains a deferred portion of the purchase price or any residual or contingent interest in the Lot, including any purchase money security interest, without the express prior written consent of Lender in each instance.

     Section 6.2 SALES AND CLOSINGS. Borrower may enter into sales in the ordinary course of business with bona fide third party buyers without Lender's prior written consent if:

          (a) a Sales Agreement is executed with the buyer which conforms to the requirements of this Loan Agreement Supplement; and

          (b) Borrower, acting in good faith following exercise of due diligence, has determined that the buyer is financially capable of performing all of its obligations under the Sales Agreement.

     The Borrower shall furnish to the Lender copies of all Sales Agreements immediately after execution of such Sales Agreements by all Persons who are parties thereto. Lender in the exercise of its sole discretion may consider any sale to be unsatisfactory if the sale fails to meet any of the requirements of this Loan Agremeent Supplement. If this happens, or if any Event of Default has occurred and is continuing, Lender may make written demand on Borrower to submit future Sales Agreements for Lender's approval prior to execution, together in each instance with accompanying financial statements and other information that Borrower may have pertaining to the prospective buyer. Until such time as the earlier of (i) the Lender's notification of Borrower that the Sales Agreements need no longer be submitted prior to execution or (ii) the Event of Default is cured or Lender has waived such Event of Default, Borrower shall comply with any such demand by Lender.

     Section 6.3 SALES OPERATIONS AND SELLER'S OBLIGATIONS. Borrower shall at all times maintain adequate marketing capability for the sale of the Lots, and shall perform all obligations required to be performed by it under each Sales Agreement.

     Section 6.4 RELEASES FROM LIEN OF MORTGAGE. Borrower may from time to time request that Lender release one or more Lots from the lien of the Mortgage and the other Project Security Instruments encumbering such Lots. Lender agrees that it will execute a partial release that releases Lender's lien on such Lot pursuant to the Mortgage and the documents executed pursuant thereto, provided that in all instances the following conditions precedent shall have been satisfied:

           (a) Lender shall have received a written notice requesting the partial release no fewer than five (5) Business Days prior to the date on which the partial release is to be effective, which notice shall specify (i) the Project, (ii) the specific Lots to be released, (iii) if such release is being requested in connection with a sale of the Lots, the Persons to whom such Lots are being sold, which Person shall not be an Affiliate of the Borrower, and (iv) the Lender's Release Prices therefor;

            (b) Lender shall have received evidence satisfactory to Lender that (i) the closing of the sale and/or release of such Lot shall be conducted through an escrow with a title company satisfactory to Lender, and (ii) such title company shall have been instructed, which instructions shall have been acknowledged and agreed to by such title company and which cannot be changed or supplemented without Lender's written concurrence, not to record Lender's partial release until such title company receives in respect of such release an amount equal to Lender's Release Price for such Lot and is irrevocably committed to disburse such amount to Lender;

            (c) Lender shall have received executed originals of all instruments, agreements and other documents, if any, in form and substance satisfactory to Lender, which Lender determines are necessary or appropriate, to evidence and/or effectuate the partial release and to modify the Project Documents as a result thereof, and

            (d) Lender shall have received evidence satisfactory to Lender that Borrower has satisfied all conditions precedent in the Project Documents relating to the release of the Lots.

      If the title insurance company that is selected by Borrower to insure title to the Lots sold by Borrower elects to have Lender and/or Borrower enter into a master release agreement that provides for the release of the Lots once all of the Lots in the Project are sold instead of being released one at a time, then Lender agrees to enter into such a master release agreement in form and substance satisfactory to Lender.

      In connection with each release of a Lot, provided all conditions to such release have been met, Lender agrees to provide to the title insurance company an estoppel letter, in form and substance satisfactory to Lender, specifying the Lender's Release Price.

                                  ARTICLE VII
                              DEFAULT AND REMEDIES

      Section 7.1 EVENTS OF DEFAULT. In addition to the Events of Default set forth in the Loan Agreement, the occurrence of any one or more of the following events shall constitute an Event of Default:

           (a) any representation or warranty made by Borrower herein or in any other Project Document shall at any time be incorrect in any material respect; or

           (b) Borrower shall fail to perform or observe any term, covenant or agreement contained in this Loan Agreement Supplement or any other Project Document, and such failure shall remain unremedied for thirty
      (30) days after notice thereof from Lender to Borrower; provided that in the event Borrower commences and is diligently pursuing to completion action to cure the failure, such thirty (30) day period may be extended for such period of time as is necessary to cure the failure, but in no event longer then one hundred twenty (120) days from the date of the Lender's notice; provided further however that in the event (i) Lender determines that the failure to immediately declare an Event of Default could result in irreparable harm to the rights of the Lender hereunder, under any other Project Document, or the rights of the Lender with respect to the collateral pledged to secure the Loan, or (ii) Lender determines that the failure to perform or observe the terms of this Loan Agreement Supplement or any other Project Document cannot be remedied with the passage of one hundred twenty (120) days, then Lender may declare an immediate Event of Default in its notice given pursuant to this SECTION 7.1(b); or

           (c) Borrower fails to meet or comply with any of the projections or other provisions of the Construction Progress Schedule (which failure Lender reasonably believes may result in impairment of the value of its security for the Loan or in the ability of the Borrower to repay the Loan in full by the Project Maturity Date), and does not cure that failure within thirty (30) days after written notice from Lender; provided that such cure period shall not be applicable (i.e., there shall be no cure period) if Lender has reasonably determined that such failure is not susceptible to cure within thirty (30) days; or

            (d) Borrower shall assert the invalidity or unenforceability of any Project Document or any Project Document shall be adjudicated to be invalid or unenforceable in any material respect, or

            (e) any event of default (however described) under any other Project Document shall occur and not be cured within the applicable grace period; or

            (f) any Project Security Instrument, for any reason, cease to create a valid and perfected first priority lien on or in the Land and the other collateral relating thereto described in the Project Security Instrument, or Borrower shall so state in writing; or

             (g) an event of default (however described) shall occur and not be cured within any applicable grace period under any Related Loan Document; or

             (h) the assignment by the Borrower of the rents or the income of the Project, or any part thereof or of any other revenues or sales proceeds relating to the Project (other than to Lender); or

             (i) there shall occur substantial deviations in the Development Work from the Plans and Specifications without the prior approval of Lender, or the existence of materially adverse defective workmanship or materials incorporated into the Development Work which deviations or defects are not corrected within thirty (30) days after written notice thereof to Borrower, such deviations and defects to be conclusively determined by Lender after consultation with the Inspector; or

              (j) cessation of the Development Work for a continuous period of (i) one hundred twenty (120) days or more if such cessation is by a Force Majeure Event, or (ii) thirty (30) days or more if such cessation is not caused by a Force Majeure Event; or

              (k) the Development Work are not, in Lender's judgment, being carried out in accordance with the Construction Progress Schedule (subject to delays not to exceed thirty (30) days or to delays not to exceed one hundred twenty (120) days in the aggregate which are caused by Force Majeure Events of which Lender has been properly notified in accordance with the provisions of SECTION 5.11);

              (l) Borrower fails to commence construction of the Development Work or fails to satisfy all of the conditions of this Loan Agreement Supplement with respect to disbursement of Loan proceeds for costs of such construction on or before the expiration of three (3) months after date of this Loan Agreement Supplement; or

              (m) a court of competent jurisdiction enters an order enjoining construction of the Development Work, or such a court or an authorized governmental agency orders that sales of the Lots be suspended or halted, or any required approval, license or permit is withdrawn or suspended, and the order, withdrawal or suspension remains in effect for a period of fifteen (15) days; or

              (n) there occurs any attachment, levy, execution or other judicial seizure of any portion of the Project, any other collateral provided by Borrower under any of the Project Documents, or any substantial portion of the other assets of Borrower, which is not released, expunged, discharged or dismissed prior to the earlier of (i) twenty (20) days after such attachment, levy execution or seizure, or
      (ii) the sale of the assets affected thereby; or

          (o) any surety obligated for any Development Work is called upon to perform its obligations and/or any person demands funds pursuant to any "set-aside" letter or "cash in lieu of bond agreement" issued by Lender with respect to the Project; or

          (p) there occurs, in Lender's reasonable judgment, a materially detrimental change in the operations or value of the Project, including without limitation, a reduction in the sales prices from the projected offering prices for the Lots to such an extent that existing sales to date or continued sales at such price reductions, together with actual and anticipated disbursements of Loan funds, cause or will cause an Budget shortfall.

     The Event of Default specified in subsection (g) above is for purpose of cross default (and cross-collateralization pursuant to the Mortgage) only; nothing contained herein shall be construed as imposing an obligation upon Lender, or as evidencing Lender's intention, to make proceeds of the Loan available to Borrower for any other project. In addition, Borrower acknowledges and agrees that any Related Loan Documents shall provide or be amended to provide that a default under each such Related Loan Document shall be a default hereunder, and that a default under the Project Documents shall be a default under Related Loan Documents.

     Borrower acknowledges and agrees that all material non-monetary defaults are conclusively deemed to be and are defaults which impair the security of the Mortgage, and that Lender shall be entitled to exercise any appropriate remedy, including without limitation, foreclosure of the Mortgage upon the occurrence of any such material non-monetary default.

     Section 7.2 REMEDIES. Upon the occurrence of an Event of Default, Lender may, in addition to any other remedies which Lender may have hereunder or under the Project Documents or the Loan Agreement or by law or in equity, at its option and without prior demand or notice take any or all of the following actions:

          (a) Immediately terminate any further advance of Loan funds hereunder, and from time to time apply all or any portion of the undisbursed Loan funds to payment of accrued interest under the Note and/or upon any other obligations of Borrower hereunder or under the Project Documents. Lender may also withhold any one or more disbursements after an event or condition occurs that with notice or the passage of time could become an Event of Default, unless Borrower cures or corrects the event or condition to the reasonable satisfaction of Lender prior to the occurrence of an Event of Default.

          (b) Declare the Note to be immediately due and payable and record a notice of default under the Mortgage and under the mortgages or deeds of trust, as applicable, which form a part of the Related Loan Documents.

          (c) Make any disbursements after the happening of any one or more Events of Default, without thereby waiving its right to demand payment of the Note and all other sums owing to Lender with respect to the Project Documents or any other rights or remedies described herein, and without liability to make any other or further disbursements, notwithstanding Lender's previous exercise of any such rights and remedies.

          (d) Enter upon the Project and with or without legal process take possession of the Project, remove Borrower and all employees, contractors and agents of Borrower therefrom, and complete or attempt to complete construction of the Development Work in accordance with the Plans and Specifications with such changes, additions or corrections therein as Lender may from time to time and in its judgment deem appropriate, and market, sell or lease the Project, at the risk and expense of Borrower. Lender shall have the right at any time to discontinue any work commenced by it in respect to the Development Work or to change any course of action undertaken by it and not be bound by any limitations or requirements of time whether set forth herein or otherwise. Lender shall have the right and power (but shall not be obligated) to assume any construction contract made by or on behalf of Borrower in any way relating to the Development Work and to take over and use all or any part of the labor, materials, supplies and equipment contracted for, by or on behalf of Borrower whether or not previously incorporated into the Development Work, in the discretion of Lender. Lender may also modify or terminate any contractual arrangements, subject to its right at any time to discontinue any work without liability. If Lender chooses to complete the Development Work, Lender shall not assume any liability to Borrower or any other person for completing them, or for the manner or quality of their construction, and Borrower expressly waives any such liability. In connection with any work of construction undertaken by Lender pursuant to the provisions of this SUBSECTION (d), Lender may do any of the following:

               (1) engage builders, contractors, subcontractors, architects, engineers, suppliers, inspectors, consultants and others for the purpose of furnishing labor, materials, equipment and other services in connection with the work of construction, for the protection or clearance of title to the Project, or for the protection of Lender's interest with respect thereto;

               (2) pay, settle or compromise all bills or claims which may become liens against the Project or which have been or may be incurred in any manner in connection with completing construction of the Development Work or for the protection or clearance of title to the Project or for the protection of Lender's interest with respect thereto;

               (3) prosecute and defend all actions and proceedings in connection with the Project;

               (4) execute, acknowledge and deliver all other instruments and documents in the name of Borrower that are necessary or desirable, to exercise Borrower's rights under contracts concerning the Project; and

               (5) take such other action, including the employment of security personnel to protect the Development Work, or refrain from taking action under this Loan Agreement Supplement as Lender may in its discretion determine from time to time.

     Borrower shall be liable to Lender for sums paid or incurred for completing construction of the Development Work whether the same shall be paid or incurred pursuant to the provisions of this Section or otherwise, and all payments made or liabilities incurred by Lender hereunder of any kind whatsoever shall be paid by Borrower to Lender upon demand with interest at the rate set forth in the Note, and all of the foregoing shall be deemed and shall constitute disbursements under this Loan Agreement Supplement and be secured by the Project Documents. For the purpose of carrying out the provisions and exercising the rights, powers and privileges granted by this SUBSECTION (d), Borrower hereby unconditionally and irrevocably constitutes and appoints Lender its true and lawful attorney-in-fact to enter into such contracts, perform such acts and incur such liabilities as are referred to in said
     Section in the name and on behalf of Borrower. This power of attorney is coupled with an interest.

          (e) Where substantial deviations from the Plans and Specifications appear which have not been approved as set forth herein, or where defective or unworkmanlike labor or materials are being used in the construction of the Development Work, or upon receipt of knowledge of encroachments to which there has been no consent, or if Lender determines that the Development Work are not being constructed in accordance with any governmental requirements or any covenants, conditions, restrictions, agreements or other matters, whether or not of record, affecting the condition of title to the Project, Lender shall have the right to immediately order stoppage of the construction and demand that such conditions be corrected. After issuance of such an order in writing, no further work shall be done on that portion of the Development Work where there is a substantial deviation from the Plans and Specifications which has not been approved as set forth herein, where there is defective or unworkmanlike labor or materials, or which does not comply with governmental requirements or matters affecting title to the Project, without the prior written consent of Lender, which consent shall not be unreasonably withheld, unless and until said condition has been fully corrected.

          (f) Foreclose on any security for the Loan without waiving its rights to proceed against any other security or other entities or individuals directly or indirectly responsible for repayment of the Loan, or waive any and all security for the Loan as Lender may in its discretion so determine, and pursue any such other remedy or remedies as Lender may so determine to be in its best interest.

          (g) If Lender spends their funds in exercising or enforcing any of its rights or remedies under the Project Documents, the amount of funds spent shall be payable to Lender upon demand, together with interest at the rate applicable to the principal balance of the Note, from the date such funds were spent until repaid. Such amounts shall be deemed secured by the Mortgage and other applicable Project Documents.

      Whether or not Lender elects to employ any or all of the remedies available to it in connection with an Event of Default, Lender shall not be liable for (i) the construction of or failure to construct, complete or protect the Development Work, (ii) the payment of any expense incurred in connection with the exercise of any remedy available to Lender or the construction or completion of the Development Work, or (iii) the performance or non-performance of any other obligation of Borrower.

      All remedies of Lender provided for herein, in the Loan Agreement and in any other Project Document and in any of the Related Loan Documents are cumulative and shall be in addition to all other rights and remedies provided by law or in equity. The exercise of any right or remedy by Lender hereunder shall not in any way constitute a cure or waiver of default hereunder, under any Project Document, under the Loan Agreement or under any of the Related Loan Documents or invalidate any act done pursuant to any notice of default, or prejudice Lender in the exercise of any of its rights hereunder, under any other Project Document, under the Loan Agreement or under any of the Related Loan Documents unless, in the exercise of its rights, Lender realizes amounts owed to it under such Project Documents, Loan Agreements and the Related Loan Documents. If Lender exercises any of the rights or remedies provided in this
ARTICLE VII, that exercise shall not make Lender, or cause Lender to be deemed to be, a partner or joint venturer of Borrower. No disbursement of Loan funds by Lender shall cure any default of Borrower, unless Lender agrees otherwise in writing in each instance.

      Upon the occurrence of any Event of Default, all of Borrower's obligations under the Project Documents may become immediately due and payable without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character, at Lender's option, exercisable in its sole discretion. If such acceleration occurs, Lender may apply the undisbursed Loan funds to the obligations of Borrower under the Project Documents, in any order and proportions that Lender in its sole discretion may choose.

      Section 7.3 AUTHORIZATION TO APPLY ASSETS TO PAYMENT OF LOAN. The Borrower hereby authorizes the Lender, following the occurrence of an Event of Default, without notice or demand, to apply any property, balances, credits, accounts or moneys of the Borrower then in the possession of Lender, or standing to the credit of the Borrower, to the payment of the Loan.

                                 ARTICLE VIII
                                 MISCELLANEOUS


     Section 8.1 SUCCESSORS AND ASSIGNS: NO ASSIGNMENT BY BORROWER. The provisions of this Loan Agreement Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that Borrower may not assign or transfer any of its rights or obligations under this Loan Agreement Supplement or any of the other Project Documents without the prior written consent of Lender.

      Section 8.2 NOTICES. All notices, requests and demands to be made hereunder to the parties hereto shall be in writing (at the addresses set forth below) and shall be given by any of the following means:

               (a)  personal delivery;

               (b)  reputable overnight courier service;

               (c) electronic communication, whether by telex, telegram or telecopying (if confirmed in writing sent by registered or certified, first class mail, return receipt requested); or

               (d) registered or certified, first class mail, return receipt requested.

Any notice, demand or request sent pursuant to SUBSECTION (a) or (c) hereof shall be deemed received upon such personal delivery or upon dispatch by electronic means, and if sent pursuant to SUBSECTION (d) shall be deemed received three (3) days following deposit in the mail, and if sent pursuant to SUBSECTION (b) shall be deemed received on the next Business Day following delivery to the courier service.

      The addresses for notices are as follows:

            To Lender:      Residential Funding Corporation
                            8400 Normandale Lake Boulevard
                            Minneapolis, Minnesota  55437
                            Attention:  Managing Director
                            Construction Finance
                            Telephone No.:  (612) 832-7435
                            Telecopier No.: (612) 832-7254

            With a copy to:   Residential Funding Corporation
                              8400 Normandale Lake Boulevard
                              Minneapolis, Minnesota  55437
                              Attention:  General Counsel
                              Telephone No.:  (612) 832-7415
                              Telecopier No.: (612) 832-7190

            To Borrower:      United Homes, Inc.
                              2100 Golf Road, Suite 110
                              Rolling Meadows, Illinois 60008-4220
                              Attention:  Edward F. Havlik, President
                              Telephone No.:  (847) 427-2450
                              Telecopier No.: (847) 427-2480

             With copies to:  United Homes, Inc.
                              2100 Golf Road, Suite 110
                              Rolling Meadows, Illinois 60008-4220
                              Attention:  William J. Crock, Jr., Vice-President
                                          David Feltman, Corporate Counsel
                              Telephone No.:  (847) 427-2450
                              Telecopier No.: (847) 427-2450

Such addresses may be changed by notice to the other parties given in the same manner as provided above.

     Notwithstanding the foregoing, requests for disbursements of the Loan pursuant to ARTICLE IV above shall be deemed received only upon actual receipt, and such requests for disbursement shall be given only to Lender's primary addressee.

     Section 8.3 CHANGES, WAIVERS, DISCHARGE AND MODIFICATIONS IN WRITING. No provision of this Loan Agreement Supplement or any of the other Project Documents may be changed, waived, discharged or modified except by an instrument in writing signed by the Lender and the party against whom enforcement of the change, waiver, discharge or modification is sought.

     Section 8.4 NO WAIVER, REMEDIES CUMULATIVE. No disbursement of proceeds of the Loan shall constitute a waiver of any conditions to Lender's obligation to make further disbursements nor, in the event is unable to satisfy any such conditions, shall any such waiver have the effect of precluding Lender from thereafter declaring such inability to constitute an Event of Default (however described) under this Loan Agreement Supplement, the Note or any other Project Document. No failure or delay on the part of Lender in the exercise of any power, right or privilege hereunder or under the Note or any other Project Document shall impair such power, right or privilege or be construed to be a waiver of any Event of Default (however described) or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof, or of any other right, power or privilege. Except as specifically provided herein, rights and remedies existing under this Loan Agreement Supplement, the Note or any other Project Document are cumulative to and not exclusive of any rights or remedies otherwise available.

    Section 8.5 COSTS, EXPENSES AND TAXES. Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, execution, delivery, administration, modification and amendment of this Loan Agreement Supplement, the other Project Documents, and any other documents to be delivered hereunder or pursuant to the terms of any Project Document, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Lender with respect thereto and with respect to advising Lender as to its rights and responsibilities under this Loan Agreement Supplement and the other Project Documents.

    Borrower further agrees to pay on demand all costs and expenses of Lender (including, without limitation, reasonable counsel fees and expenses, court costs and all other litigation expenses, including, but not limited to, expert witness fees, document copying expenses, exhibit preparation, courier expenses, postage expenses and communication expenses) in connection with the enforcement of this Loan Agreement Supplement, the other Project Documents and any other documents delivered hereunder, including, without limitation, costs and expenses incurred in connection with any bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar proceeding, or any refinancing or restructuring in the nature of a "workout" of the Project Documents and any other documents delivered by Borrower related thereto. In addition, Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Loan Agreement Supplement, the other Project Documents and the other documents to be delivered hereunder, and agrees to hold Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

    Whenever Borrower is obligated to pay or reimburse Lender for any attorney's fees, those fees shall include the allocated costs for services of Lender's in-house counsel.

    Section 8.6 DISCLAIMER BY LENDER; NO JOINT VENTURE. Borrower acknowledges, understands and agrees as follows:

            (a) the relationship between Borrower and Lender is, and shall at all times remain, solely that of borrower and lender, and Lender neither undertakes nor assumes any responsibility for or duty to Borrower to select, review, inspect, supervise, pass judgment upon or inform Borrower of the quality, adequacy or suitability of any matter or thing submitted to Lender for its approval;

            (b) Lender owes no duty of care to protect Borrower or any other Person against negligent, faulty, inadequate or defective building or construction; and

            (c) Borrower is not and shall not be an agent of Lender for any purpose. Lender is not a joint venture partner with Borrower in any manner whatsoever.

Any approvals granted by Lender for any matters covered under this Loan Agreement Supplement shall be narrowly construed to cover only the parties and facts identified in any such approval.

    Section 8.7 INDEMNIFICATION. Borrower agrees to protect, indemnify, defend and hold harmless each Indemnified Party from and against any and claims (including, without limitation, Hazardous Materials Claims), damages, losses, liabilities, obligations, penalties, actions, judgments, suits, costs, disbursements and expenses (including, without limitation, reasonable fees and expenses of counsel and consultants and allocated costs of internal counsel) that may be incurred by or asserted against any Indemnified Party, in each case arising out of or in connection with or related to any of the following:

            (a) the Loan, this Loan Agreement Supplement or any other Project Document,

            (b)  the use of funds advanced under the Project Documents,

            (c) the failure of Borrower or any other party to comply fully with any and laws applicable to it (including, without limitation, Hazardous Materials Laws), or

            (d) any use, handling, production, transportation, disposal or storage of any Hazardous Materials in, under or on the Land by any Person, including, without limitation,

                 (i) foreseeable and unforeseeable consequential damages directly or indirectly arising out of (A) the use, generation, storage, discharge or disposal of Hazardous Materials by any owner or operator of said property or any Person on or about said property, or (B) any residual contamination affecting any natural resource or the environment, and

                 (ii) the costs of any required or necessary repair, cleanup, or detoxification of said property and the preparation of any closure or other required plans,

whether or not an Indemnified Party is a party thereto and whether or not the transactions contemplated hereby are consummated, except to the extent such claims, damages, losses, liabilities, obligations, penalties, actions, judgments, suits, costs, obligations, penalties, disbursements and expenses are found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the negligence or willful misconduct of the Indemnified Party.

    Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this
SECTION 8.7 shall survive the termination of this Loan Agreement Supplement and the other Project Loan Documents and the payment in full of the Loan.

    Section 8.8 CONSULTANTS. Borrower shall pay any and all valid claims of any consultants, advisors, brokers or agents whom it has retained or with whom it has initiated contact with respect to the Loan who claims a right to any fees in connection with the Loan, and shall indemnify, defend and hold Lender harmless from such claims, whether or not they are valid.

    Section 8.9 GOVERNING LAW. This Loan Agreement Supplement shall be governed by and construed in accordance with the laws of the State of Illinois.

    Section 8.10 TITLES AND HEADINGS. The titles and headings of sections of this Loan Agreement Supplement are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this Loan Agreement Supplement.

    Section 8.11 COUNTERPARTS. This Loan Agreement Supplement, each other Project Document and any attached consents or exhibits requiring signatures may be executed in counterparts, and all counterparts shall constitute but one and the same document.

    Section 8.12 TIME IS OF THE ESSENCE. Time is of the essence of this Loan Agreement Supplement.

    Section 8.13 NO THIRD PARTIES BENEFITTED. This Loan Agreement Supplement is made and entered into for the sole protection and legal benefit of Borrower and Lender and their permitted successors and assigns, and no other Person shall be direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Loan Agreement Supplement or any of the other Project Documents. Lender shall not have any obligation to any Person not a party to this Construction Agreement or the other Project Documents.

    Section 8.14 SEVERABILITY. The illegality or unenforceability of any provision of this Loan Agreement Supplement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Loan Agreement Supplement or any instrument or agreement required hereunder.

    Section 8.15 JURISDICTION. Any legal action or proceeding with respect to this Loan Agreement Supplement or any of the other Project Documents may be brought in the Courts of the State of Illinois or of the United States for the Northern District of Illinois and by execution and delivery of this Loan Agreement Supplement, each of Borrower and Lender consents, for itself and in respect of its property, to the jurisdiction of those Courts. Each of borrower and Lender irrevocably waives and objection, including any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Loan Agreement Supplement or any document related hereto. Borrower and Lender each waive any personal service of any summons, complaint or other process, which may be made by any other means permitted by the State of Illinois. Nothing in this SECTION 8.15 shall affect the right of Lender to serve legal process in any other manner permitted by law or limit the right of Lender to bring any action or proceeding against Borrower or its property in the Courts of any other jurisdiction.

     Section 8.16 WAIVER OF JURY TRIAL. BORROWER AND LENDER WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OR ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS LOAN AGREEMENT SUPPLEMENT. THE OTHER PROJECT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE, BORROWER AND LENDER AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS LOAN AGREEMENT SUPPLEMENT OR THE OTHER PROJECT DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS LOAN AGREEMENT SUPPLEMENT AND THE OTHER PROJECT DOCUMENTS.

     Section 8.17 INTERPRETATION. This Loan Agreement Supplement and the other Project Documents shall not be construed against Lender merely because of the involvement of the Lender in the preparation of such documents and agreements.

     Section 8.18 ENTIRE AGREEMENT. This Loan Agreement Supplement, together with the other Project Documents and the Loan Agreement, embodies the entire agreement and understanding among Borrower and Lender with respect to the Project and supersedes all prior to contemporaneous agreements and understandings of such persons, verbal or written, relating to the subject matter hereof and thereof except for any prior arrangements made with respect to the payment by Lender or Borrower of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of Lender.

     Section 8.19 JOINT AND SEVERAL LIABILITY. Borrower consists of United Homes, United Arizona, United Illinois and United Michigan, each of which shall be jointly and severally liable to Lender for the faithful performance of this Loan Agreement and the other Loan Documents.

     Section 8.20 RELATIONSHIPS WITH OTHER CUSTOMERS. From time to time, Lender and Lender's Affiliates may have business relationships with Borrower's customers, suppliers, contractors, tenants, partners, shareholders, officers or directors, or with businesses offering products or services similar to those of Borrower, or with persons seeking to invest in, borrow from or lend to Borrower.

Borrower agrees that Lender and Lender's Affiliates may extend credit to such parties and may take any action if may deem necessary to collect the credit, regardless of the effect that such extension or collection of credit may have on Borrower's financial condition or operations. Borrower further agrees that in no event shall Lender or its Affiliates be obligated to disclose to Borrower any information concerning any other customer of Lender or its Affiliates.

     Section 8.21 SURVIVAL OF WARRANTIES. All agreements, representations and warranties made herein shall survive the execution and delivery of this Loan Agreement Supplement and of the other Project Documents and the disbursement of the Loan hereunder and continue in full force and effect until the obligations of Borrower hereunder and the indebtedness evidenced by the Note have been fully paid and satisfied.

     Section 8.22 AUTHORITY TO FILE NOTICES. Borrower irrevocably appoints, designates and authorizes Lender as its agent (said agency being coupled with an interest) and attorney-in-fact, with full power of substitution, to file for record any Notices of Completion, Cessation of Labor, or file or send to any third party any other notice or documents or take any other action that Lender deems necessary or desirable to protect its interest hereunder, or under the Project Documents, and will upon request by Lender, execute such additional documents as Lender may require to further evidence the grant of the aforesaid right to Lender.

     Section 8.23 PURPOSE AND EFFECT OF LENDER APPROVAL. Lender's approval of any matter in connection with the Loan shall be for the sole purpose of protecting Lender's security and rights. No such approval shall result in a waiver of any default of Borrower. In no event shall Lender's approval be a representation of any kind with regard to the matter being approved.

     From time to time, Lender may approve changes to the Plans and Specifications at Borrower's request, and may also require Borrower to make corrections to the work of construction, on and subject to the terms and conditions of this Loan Agreement Supplement. Borrower acknowledges that no such action, approval or other action by Lender or Borrower shall in any manner commit or obligate Lender to increase the Project Amount.

     Section 8.24 ABF LOAN DOCUMENTS. The references in this Loan Agreement Supplement and the other Project Documents to the ABF Loan, the ABF Loan Agreement and the ABF Documents are included solely for the convenience of the Borrower in the event the Borrower and the Lender enter into the ABF Loan Agreement; nothing contained herein shall be construed as imposing any obligation upon Lender to make the ABF Loan. In the event the Lender does not make the ABF Loan and the ABF Loan Documents are not executed and delivered, then all references herein and in the other Project Documents to the ABF Loan, the ABF Loan Agreement and the ABF Loan Documents shall be of no force and effect. In addition, Borrower acknowledges and agrees that the ABF Loan Documents, if entered into, shall provide that a default under each such ABF Loan Document shall be a default under the Loan Agreement and the Project Documents, and that a default under the Loan Agreement and the Project Documents shall be a default under the ABF Loan Documents.

     IN WITNESS WHEREOF, Lender and Borrower have executed this Loan Agreement Supplement as of the date first written above by and through their duly authorized representatives.

                                       LENDER:

                                       RESIDENTIAL FUNDING CORPORATION,
                                       a Delaware corporation


                                       By:     /s/ [illegible]
                                           ----------------------------------

                                       Printed Name:  [illegible]
                                                     ------------------------

                                       Title:           Director
                                              -------------------------------


                                       BORROWER:

                                       UNITED HOMES, INC.,
                                       an Illinois corporation


                                       By:     /s/ [illegible]
                                           ----------------------------------

                                       Printed Name:  [illegible]
                                                     ------------------------

                                       Title:           Secretary
                                              -------------------------------


                                       UNITED HOMES, INC.,
                                       an Arizona corporation


                                       By:     /s/ [illegible]
                                           ----------------------------------

                                       Printed Name:  [illegible]
                                                     ------------------------

                                       Title:       Ass't. Secretary
                                              -------------------------------

                                       UNITED HOMES OF ILLINOIS, INC.,
                                       an Illinois corporation


                                       By:     /s/ [illegible]
                                           ----------------------------------

                                       Printed Name:  [illegible]
                                                     ------------------------

                                       Title:           Secretary
                                              -------------------------------


                                       UNITED HOMES OF MICHIGAN, INC.,
                                       a Michigan corporation


                                       By:     /s/ [illegible]
                                           ----------------------------------

                                       Printed Name:  [illegible]
                                                     ------------------------

                                       Title:       Vice President
                                              -------------------------------

                                           EXHIBIT A
                                TO SUPPLEMENT TO LOAN AGREEMENT

                                 LEGAL DESCRIPTION OF THE LAND

                                          LEGAL DESCRIPTION

PARCEL A: [SINGLE FAMILY]

The land referred to in this legal description, situated in the County of Ottawa, Township of Holland, State of Michigan, is described as follows:

Lots 1 through 17, 19 and 25 through 51, Woodside Green Subdivision, according to the recorded plat thereof in Liber 25 of Plats on Page 44.

PARCEL B: [CONDOS]

Parcel 1:

Units 1 through 25, inclusive, The Condominium Homes of Woodside Green, a Condominium according to the Master Deed recorded in Liber 2146, pages 842 through 891, inclusive, in the office of the Ottawa County Register of Deeds, and designated as Ottawa County Condominium Subdivision Plan No. 199, together with rights in general common elements and limited common elements as set forth in the above Master Deed and as described in Act 59 of the Public Acts of 1978, as amended.

Parcel 2:

Commencing at the South 1/4 corner of Section 11, Town 5 North, Range 15 West, Holland Township, Ottawa County, Michigan; thence South 89 degrees 59 minutes 40 seconds West 854.65 feet along the South line of said Section 11 for point of beginning; thence South 89 degrees 59 minutes 40 seconds West
70.66 feet along said South section line; thence North 01 degrees 30 minutes 58 seconds West 295.10 feet; thence South 89 degrees 59 minutes 40 seconds West 393.14 feet; thence North 01 degree 30 minutes 58 seconds West 948.72 feet along the West line of the East 1/2 of the Southwest 1/4 of said Section 11; thence North 88 degrees 29 minutes 02 seconds East 71.00 feet; thence South 87 degrees 23 minutes 56 seconds East 196.21 feet; thence South 76 degrees 42 minutes 58 seconds East 169.34 feet; thence North 22 degrees 12 minutes 38 seconds East 143.68 feet; thence Southeasterly 66.01 feet on a 1047.00 foot radius curve to the right, long chord bearing South 67 degrees 47 minutes 22 minutes East 66.00 feet; thence South 22 degrees 12 minutes 38 seconds West 145.17 feet; thence South 39 degrees 46 minutes 40 seconds East
362.01 feet; thence South 25 degrees 59 minutes 49 seconds East 47.70 feet; thence South 17 degrees 49 minutes 32 seconds East 128.39 feet; thence South 07 degrees 02 minutes 15 seconds East 80.63; thence South 01 degree 40 minutes 40 seconds East 78.15 feet; thence South 00 degrees 32 minutes 50 seconds East 211.06 feet; thence South 89 degrees 59 minutes 40 seconds West
206.98 feet; thence Southwesterly 287.46 feet on a 183.00 foot radius curve to the left, long chord bearing South 44 degrees 59 minutes 40 seconds West
258.80 feet; thence South 00 degrees 00 minutes 20 seconds East 275.93 feet to the point of beginning.

Except that portion thereof now included within Parcel 1 described above.

                                    EXHIBIT B
                         TO SUPPLEMENT TO LOAN AGREEMENT

                              PROJECT REQUIREMENTS

ENTITLEMENT RISK           Land must be through all discretionary zoning and
                           approvals.

BY GEOGRAPHICAL REGION     The Projects must be located in the Chicago land
                           area, the Phoenix suburbs or western Michigan.

FINAL PRICE POINT          Entry-Level          50% - 100%
                           First move-up        0%  -  50%
                           Second move-up       0%  -  30%
                           Other                0%  -  10%

                           Maximum value per Unit of $300,000

DEVELOPMENT LIFE CYCLE     The maximum proforma lifetime of a Project shall
                           not exceed thirty (30) months from the date of the first disbursement of proceeds of the Loan for the Project to full repayment, with all outstanding borrowings due and payable on the Project Maturity
                           Date.  The Development Work and/or the
                           Construction Improvements must commence within four (4) months of the date of the first disbursement of proceeds of the Loan for the Project. Development of raw, but entitled land, is anticipated only for the construction of residential "for sale" Units by the Borrower. The sale of lots to third party builders or developers must be approved by the Lender.

MAXIMUM PER PROJECT        No more than Five Million Dollars ($5,000,000) of
                           the Loan may be committed to any Project.

PROJECT SIZE LIMITATIONS   Based on the absorption rate projected in the
                           Appraisal Report, the size of the Project shall not exceed the number of Units which can be absorbed prior to the Project Maturity Date, with an absolute cap of 125 Lots per Project.

START LIMITATIONS          Construction of the Units will be limited to (i)
                           an agreed upon number of Project Model Homes as set forth in the Project Commitment, plus (ii)
                           100% of Units for which there exists a Sales
                           Agreement, plus (iii) an amount of Spec Homes equaling up to three (3) months of Unit absorption, based on the absorption rate projected in the Appraisal Report. (Exceptions to the above start limitations will be considered for attached dwelling Projects containing numerous Units in one building and for winter construction which requires pouring of slabs to enable spring production). Phasing of the Development Work will be determined based upon the economics of the Project and its physical requirements.

STALE UNITS                Any Unit, exclusive of Project Model Homes, which
                           has not been repaid within twelve (12) months of the commencement of construction on said Unit, must be repaid.

LOAN TO VALUE RATIO:       The Project Amount shall be an amount which
                           results in the Loan to Value Ratio being equal to or less than eighty percent (80%).

                                   EXHIBIT C

                        TO SUPPLEMENT TO LOAN AGREEMENT

A.  GENERAL PROJECT INFORMATION:

    1.  Summary description of proposed project.
    2.  Purchase contract for Land or Lots.
    3.  Project profitability summary.
    4.  Source and use of funds statement.
    5. Cash flow analysis, which shall include the proposed Budget (including a line item cost breakdown and breakdown between costs of acquisition of the Land or Lots, costs related to Development Work and costs related to Construction Improvements) and the proposed Construction Progress Schedule.
    6. Market report supporting absorption rates and information on the various model types of the Homes.
    7. Appraisal Report(s) setting forth (i) a Value for the proposed project equal to or greater than that required by the Project Requirements and (ii) a value for each model type of Home included within the proposed project.
    8.  The plat relating to such project.
    9. Commitment for the Title Policy, including copies of all documents relating to exceptions, which Title Policy will provide mechanics' lien coverage, will have all standard exceptions deleted therefrom and will have appended thereto such endorsements as are generally required by lenders in the area in which the Project is located.
    10. Certificates of insurance.

B.  CONSTRUCTION INFORMATION AND DOCUMENTS:

    1.  Site plan.
    2.  Evidence of site plan approval and proper zoning.
    3. Plans and Specifications and renderings/elevations of Plans and Specifications.
    4.  ALTA survey.
    5.  Phase I environmental report.
    6.  Soils report.
    7.  Letters regarding utility availability.
    8.  Proof of entitlement.
    9.  Building permits.

C.  PROJECT LEGAL DOCUMENTS

    1.  Proposed or recorded covenants, conditions and restrictions.
    2. If a condominium, a copy of the homeowner's association articles of incorporation, by-laws and budget.

D.  BORROWER LEGAL DOCUMENTS

    1. A resolution of the Borrower authorizing the Borrower to obligate itself with respect to the Project Documents and authorizing certain officers to execute and deliver the Project Documents.

                                   EXHIBIT D
                        TO SUPPLEMENT TO LOAN AGREEMENT

                              PROJECT COMMITMENT

                                 [LETTERHEAD]

                              PROJECT COMMITMENT

January 30, 1997

United Homes, Inc.
2100 Golf Road, Suite 110
Rolling Meadows, Illinois 60008-4220

    RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender") is pleased to confirm that the Lender agrees to advance, in accordance with and pursuant to the Loan Agreement referenced below, proceeds of the loan which the Lender made, on a collective basis, to UNITED HOMES, INC., an Illinois corporation, UNITED HOMES, INC., an Arizona corporation, UNITED HOMES OF ILLINOIS, INC., an Illinois corporation and UNITED HOMES OF MICHIGAN, INC., a Michigan corporation (collectively, the "Borrower") with respect to the Project specified below, substantially upon the terms outlined below. Capitalized terms used herein shall have the meanings assigned those terms in the Loan Agreement dated as of May 28, 1996 between the Borrower and the Lender.

-------------------------------------------------------------------------------
GENERAL
-------------------------------------------------------------------------------
PROJECT                                    Woodside Green
-------------------------------------------------------------------------------
PROJECT OWNER                              United Homes of Michigan, Inc.
-------------------------------------------------------------------------------
LOAN TERMS APPLICABLE TO THIS PROJECT
-------------------------------------------------------------------------------
PROJECT AMOUNT                             $2,070,356, which amount is to be
                                           used to acquire the Land and
                                           construct the Development Work on
                                           Phase B. Proceeds of the Loan are
                                           not available for construction of
                                           Homes in this Project.
-------------------------------------------------------------------------------
TYPE OF PROJECT                            High Advance Rate Project
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
ADDITIONAL LOAN FEE                        The Borrower will be required to
                                           pay to Lender an Additional Loan Fee
                                           as a condition precedent to the
                                           Lender's release of its lien on any
                                           Lot located in the Project, which
                                           amount shall equal five percent (5%)
                                           of the amount of required to be paid
                                           to the Lender upon the sale of each
                                           Lot, as specified below under
                                           SUBPARAGRAPH (a) of the caption
                                           "REPAYMENT OF PRINCIPAL".
-------------------------------------------------------------------------------
INTEREST RATE                              The Loan bears interest at the
                                           per annum rate of the Prime Rate
                                           plus one and one-quarter percent
                                           (1.25%)
-------------------------------------------------------------------------------
ADVANCE RATE                               The Advance Rate for disbursements
                                           of proceeds of the Loan for the
                                           Project is (i) one hundred percent
                                           (100%) of the Qualified Project
                                           Expenditures which relate to the
                                           acquisition of the Land and (ii) one
                                           hundred percent (100%) of the
                                           Qualified Project Expenditures of
                                           the Project which relate to
                                           Development Work or Construction
                                           Improvements.
-------------------------------------------------------------------------------
ADDITIONAL LIMITATIONS ON                  FIRST: SEE the caption "PLANS AND
DISBURSEMENTS                              SPECIFICATIONS' below.

                                           SECOND: SEE the caption
                                           "INSPECTOR" below.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
REPAYMENT OF PRINCIPAL                     Principal of the Loan shall be due
                                           and payable as follows:
                                              (a)  upon the sale of a Lot in
                                           the Project, the Borrower shall
                                           repay the principal amount of the
                                           Loan (i) at the rate of one hundred
                                           fifteen percent (115%) of (A) the
                                           total amount of the Loan disbursed
                                           for the acquisition of such Lot plus
                                           (B) the total amount of the Loan
                                           budgeted for the Development Work
                                           related to such Lot, until such
                                           time as the total amount of the
                                           Loan disbursed for the Project has
                                           been paid in full;
                                              (b)  if the amount of the Loan
                                           disbursed for the Project has not
                                           been repaid on or before the Project
                                           Maturity Date, the Borrower shall on
                                           such date repay the entire principal
                                           amount of the Loan allocable to the
                                           Project; and
                                              (c)  on the Maturity Date, the
                                           Borrower shall repay the entire
                                           remaining principal amount of the
                                           Loan.
-------------------------------------------------------------------------------
LOAN MATURITY DATE                         The Maturity Date of the Loan is
                                           the first to occur of (i) the date
                                           which is forty two (42) months from
                                           May 28, 1996 (as such date may be
                                           extended in writing by Lender and
                                           Borrower from time to time), or
                                           (ii) the date on which the Loan is
                                           required to be repaid pursuant to
                                           SECTION 6.2 of the Loan Agreement.
-------------------------------------------------------------------------------
PROJECT MATURITY DATE                      The Project Maturity Date is the
                                           first to occur of (i) the date which
                                           is thirty (30) months from the date
                                           of the Loan Agreement Supplement
                                           (as such date may be extended in
                                           writing by the Lender and the
                                           Borrower from time to time), or
                                           (ii) the date on which the Loan is
                                           required to be repaid pursuant to
                                           SECTION 6.2 of the Loan Agreement.
-------------------------------------------------------------------------------
PROJECT INFORMATION
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DESCRIPTION OF PROJECT                     ACQUISITION OF LAND: Acquisition
                                           of land for a 118 lot residential
                                           subdivision located in Holland,
                                           Michigan in Ottawa County in the
                                           State of Michigan. The land is
                                           divided into two (2) phases, as
                                           follows: (i) Phase A which consists
                                           of forty five (45) lots upon which
                                           the Borrower will construct single
                                           family homes and (ii) Phase B which
                                           consists of seventy three (73) lots
                                           upon which the Borrower will
                                           construct townhomes.
                                           ------------------------------------
                                           DEVELOPMENT OF WORK: the work of
                                           development to be performed on or
                                           with respect to Phase B of the Land
                                           (including, without limitations, the
                                           installation of utilities, roads and
                                           all related on-site and off-site
                                           improvements) in connection with the
                                           development of Phase B of the Land
                                           for the subsequent construction
                                           thereon of Homes, all of which work
                                           and construction shall be completed
                                           by or on behalf of the Borrower in
                                           accordance with the Plans and
                                           Specifications.
-------------------------------------------------------------------------------
BUDGET                                     SCHEDULE 1 attached hereto sets
                                           forth the Budget
-------------------------------------------------------------------------------
ABSORPTION RATE                            Not Applicable
-------------------------------------------------------------------------------
PERMITTED MODEL AND SPEC HOMES             Not Applicable
-------------------------------------------------------------------------------
PLANS AND SPECIFICATIONS                   The Lender has not received the
                                           Plans and Specifications. The
                                           delivery of such Plans and
                                           Specifications for the Development
                                           Work is required prior to the first
                                           disbursement of proceeds of the Loan
                                           for Development Work.
-------------------------------------------------------------------------------
INSPECTOR                                  The Lender has not yet identified
                                           the Inspector. The identification of
                                           the Inspector, and the execution of
                                           an agreement between the Lender and
                                           the Inspector is required prior to
                                           the first disbursement of proceeds
                                           of the Loan for Development Work.
-------------------------------------------------------------------------------
COMMENCEMENT OF CONSTRUCTION               Construction of the Project has
                                           previously commenced.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BUILDER'S RISK INSURANCE                   Not Applicable
-------------------------------------------------------------------------------
DOCUMENTS
-------------------------------------------------------------------------------
PROJECT DOCUMENTS                          Project Commitment
                                           Loan Agreement Supplement
                                           Mortgage [Michigan form]
                                           Environmental Indemnity
                                           UCC-1 Financing Statement
                                           Assignment
                                           Title Policy
                                           Plans and Specifications
-------------------------------------------------------------------------------
OTHER REQUIRED DOCUMENTS                   1.  A copy of the corporate
                                           resolutions adopted by each of
                                           United Homes, United Arizona,
                                           United Illinois and United Michigan
                                           authorizing the Borrower to incur
                                           the debt related to the Project and
                                           authorizing certain officers of the
                                           Borrower to execute and delivery the
                                           Project Documents.

                                           2.  Opinion of Counsel
-------------------------------------------------------------------------------

    This Project Commitment is conditioned upon the absence of (i) any material adverse change in the financial condition, operations or prospects of the Borrower since the date of the most recent financial statements of the borrower delivered to Lender, and (ii) any material action, suit or proceeding (including, without limitation, any inquiry or investigation) pending or threatened with respect to Borrower that could have a material adverse affect on Borrower.

    The Project Documents shall be prepared by counsel to the Lender and shall be satisfactory to the Lender. Borrower shall be obligated to pay all costs and expenses incurred to satisfy all conditions precedent, whether or not any funds of the Loan are advanced with respect to the Project. The
Lender shall not be responsible or liable for consequential damages which may be alleged as a result of the issuance of this Project Commitment. The provisions of this paragraph shall survive any termination of this commitment.

    Borrower agrees to indemnify and hold harmless Lender from liabilities (including costs of settlement) arising out of or resulting from the transactions contemplated by this Project Commitment, other than liabilities resulting from the negligence or willful misconduct of the Lender, and to reimburse the Lender for reasonable legal or other expenses incurred in connection with the defense or preparation of the defense of any such liability.

    The provisions of the immediately preceding two paragraphs shall survive any termination of this Project Commitment.

    This Project Commitment shall terminate unless (a) this Project Commitment is accepted by you on or before February 3, 1997, and (b) definitive Project Documents, satisfactory in form and substance to the Lender, have been entered into on or before February 3, 1997 or such later date as is mutually agreeable to the Lender and the Borrower.

                                       Sincerely,

                                       RESIDENTIAL FUNDING CORPORATION

                                       By:   /s/  DONALD V. PIERCE
                                          -------------------------------------
                                       Printed Name:  Donald V. Pierce
                                                    ---------------------------
                                       Title:  Director
                                             ----------------------------------


                                       TERMS ACCEPTED:

                                       UNITED HOMES, INC.,
                                       an Illinois corporation

                                       By:   /s/  WILLIAM J. CROCK, JR.
                                          -------------------------------------
                                       Printed Name:  William J. Crock, Jr.
                                                    ---------------------------
                                       Title:  Secretary
                                             ----------------------------------

                                       UNITED HOMES, INC.,
                                       an Arizona corporation

                                       By:   /s/  WILLIAM J. CROCK, JR.
                                          -------------------------------------
                                       Printed Name:  William J. Crock, Jr.
                                                    ---------------------------
                                       Title:  Asst. Secretary
                                             ----------------------------------

                                       UNITED HOMES OF ILLINOIS, INC.,
                                       an Illinois corporation

                                       By:   /s/  WILLIAM J. CROCK, JR.
                                          -------------------------------------
                                       Printed Name:  William J. Crock, Jr.
                                                    ---------------------------
                                       Title:  Secretary
                                             ----------------------------------

                                       UNITED HOMES OF MICHIGAN, INC.,
                                       an Michigan corporation

                                       By:   /s/  WILLIAM J. CROCK, JR.
                                          -------------------------------------
                                       Printed Name:  William J. Crock, Jr.
                                                    ---------------------------
                                       Title:  Vice President
                                             ----------------------------------

                        SCHEDULE 1 TO PROJECT COMMITMENT

                                    BUDGET

-------------------------------------------------------------------------------
                            TOTAL BUDGETED AMOUNTS
-------------------------------------------------------------------------------
                                        PHASE A                   PHASE B
-------------------------------------------------------------------------------
Land Acquisition                        $725,250                   $164,000
-------------------------------------------------------------------------------
Development Work                               0                  1,046,112
-------------------------------------------------------------------------------
Interest Reserve                          31,106                    103,888
-------------------------------------------------------------------------------
TOTAL                                   $756,356                 $1,314,000
                                        --------                 ----------
                                        --------                 ----------
-------------------------------------------------------------------------------
Loan per lot                              16,808                     18,000
-------------------------------------------------------------------------------
Principal repayment per lot               19,330                     20,700
-------------------------------------------------------------------------------
Additional Loan Fee per lot                  967                      1,035
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                         DEVELOPMENT WORK FOR PHASE B
-------------------------------------------------------------------------------
                                                                   $
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TOTAL                                                              $1,046,112
                                                                   ----------
                                                                   ----------
-------------------------------------------------------------------------------

                                 WOODSIDE GREEN
                              CONDO - SITE BUDGET
                               HOLLAND, MICHIGAN
-------------------------------------------------------------------------------

INITIAL DEVELOPMENT
-------------------
HARD COST BOND CONSTRUCTION
  SITE PREPARATION AND GRADING                                         $285,000
  SANITARY                                                              $64,752
  WATERMAIN                                                             $39,160
  STORM SEWER                                                           $41,945
  SIX INCH DRAINAGE PIPE, SEEDING,
    CONCRETE, CURB & GUTTER, PAVING                                     $75,951
                                                                     ----------
                                                                       $506,808

FUTURE DEVELOPMENT                                                     $474,875
------------------                                                   ----------
                                                                       $981,683
SOFT COST
---------
  ENGINEERING (PRIEN & NEWHOF)                                          $29,838
  LAND PLANNING (M.C. SMITH)                                            $12,927
  LANDSCAPE ARCHITECT (M.C. SMITH)                                      $12,977
  CONDO DOCUMENTS (HOWARD & HOWARD)                                      $6,000
  APPRAISEL (GREAT LAKES)                                                $1,850
  MUNICIPAL FEES (HOLLAND TOWNSHIP)                                        $837
                                                                     ----------
                                                                        $64,429
                                                                     ----------
TOTAL                                                                $1,046,112

                                  EXHIBIT E
                       TO SUPPLEMENT TO LOAN AGREEMENT

                          CONDITIONS TO OBLIGATION
              OF LENDER TO ENTER INTO LOAN AGREEMENT SUPPLEMENT


     The obligation of the Lender to enter into Loan Agreement Supplement is conditioned upon the Lender having received, in form and substance satisfactory to Lender, each of the following:

          1. Executed originals of the Loan Agreement Supplement, the other Project Documents and such other agreements, instruments, certificates and other documents as Lender shall require.

          2. Such financial statements, budgets, reports, studies, data and information concerning Project as Lender shall require.

          3. A favorable opinion from counsel for Borrower with respect to the following:

               (a) Borrower has the power and authority to execute and deliver, and perform its obligations under, the Project Documents.

               (b) The execution, delivery and performance by Borrower of the Project Documents have been duly authorized by necessary action and do not and will not (i) contravene the charter documents of United Homes, United Arizona, United Illinois or United Michigan;
          (ii) contravene any law, rule or regulation or, to such counsel's knowledge, any order, writ, judgment, injunction or decree or any contractual restriction binding on or affecting Borrower; (iii) require any approval or consent of any partner or any other Person other than approvals or consents which have been previously obtained and disclosed in writing to Lender; (iv) to such counsel's actual knowledge, result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which Borrower or its properties may be bound or affected; or (v) to such counsel's actual knowledge, result in, or require the creation or imposition of, any lien of any nature (other than the liens contemplated hereby) upon or with respect to any of the properties now owned or hereafter acquired by Borrower; and, to such counsel's knowledge, Borrower is not in default under any such law, rule, regulation, order, writ, judgment, injunction, decree or contractual restriction or any such indenture, agreement, lease or instrument.

               (c) The Project Documents have been duly executed and delivered and constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms.

               (d) To such counsel's knowledge, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Borrower of the Project Documents or any other document executed pursuant thereto or in connection therewith.

               (e) To such counsel's actual knowledge, there is no pending or threatened action, suit, proceeding or arbitration against or affecting Borrower or any of its Affiliates before any court, governmental agency or arbitrator which, if adversely determined, would result in a Material Adverse Change.

               (f) The steps necessary to perfect the security interests granted pursuant to the Project Security Instruments under applicable law.

               (g)  Such other opinions as Lender shall request.

     4. A copy of the resolutions adopted by United Homes, United Arizona, United Illinois and United Michigan authorizing the Borrower to incur the debt related to the Project and authorizing certain officers of the Borrower to execute and deliver the Project Documents.

     5. Payment of costs and expenses incurred by Lender, including, without limitation, the fees and costs of its legal counsel, in connection with the preparation, execution, delivery and recordation/filing of the Project Documents.

                                  EXHIBIT F
                       TO SUPPLEMENT TO LOAN AGREEMENT

                      FORM OF DRAW REQUEST CERTIFICATION

------------------------------------------------------------------------------
------------------------------------------------------------------------------

DRAW REQUEST NUMBER ______

[DATE]

LENDER:                         RESIDENTIAL FUNDING CORPORATION

BORROWER:                       UNITED HOMES, INC.
                                UNITED HOMES, INC.
                                UNITED HOMES OF ILLINOIS, INC.
                                and
                                UNITED HOMES OF MICHIGAN, INC.
                                  -
PROJECT:                        WOODSIDE GREEN

------------------------------------------------------------------------------
------------------------------------------------------------------------------

   Reference is made to that certain Loan Agreement dated as of May 28, 1996 Lender and Borrower as amended by the Supplement to Loan Agreement dated as of February 3, 1997 relating to the above referenced Project (as amended or otherwise modified from time to time, the "Loan Agreement"). Capitalized terms used herein without definition shall have the meanings set forth in the Loan Agreement Supplement, unless the context shall require otherwise.

   Borrower requests Lender to disburse to the Borrower the proceeds of the Loan in the amounts and for the purposes stated in the attached SCHEDULE 1.

   In connection with such requested disbursement, Borrower hereby represents, warrants and certifies to Lender as follows:

      (a) No Event of Default or Potential Default presently exists under the Loan Agreement or any other Loan Document.

      (b) All of the representations and warranties of Borrower under the Loan Agreement and the other Loan Documents are hereby remade and restated.

      (c) With respect to the Loan:

          (i) the Borrower has satisfied all conditions precedent to the funding of the Project as set forth in the Loan Documents;

          (ii)  the Loan Documents are in full force and effect;

          (iii) the Loan is secured by a first priority lien on the Project and the other collateral described in the Loan Documents;

          (iv) the sum of all amounts expended in respect of the development and construction of the Project does not exceed the Budget, or if such amounts do exceed the Budget, attached hereto is a listing of the amounts over budget and an explanation of such budget overrun(s); and

          (v) all contractors, subcontractors, vendors, materialmen and other Persons entitled to payment with respect to the Project have been paid or will be paid, subject to retainage, with the proceeds of the requested disbursement.

      (d) All insurance required to be maintained by the Borrower remains in full force in effect, of the types, in the amounts and issued by insurers as previously approved by the Lender.

      (e) All Development Work covered by this Draw Request have been completed in accordance with the applicable contracts and should now be paid, and all costs incurred in connection with the Development Work either have been paid or will be paid out of the proceeds of this disbursement.

                                          BORROWER:

                                          UNITED HOMES, INC.,
                                          an Illinois corporation

                                          By:
                                             ---------------------------------

                                          Printed Name:
                                                       -----------------------

                                          Title:
                                                ------------------------------

                                          UNITED HOMES, INC.,
                                          an Arizona corporation

                                          By:
                                             ---------------------------------

                                          Printed Name:
                                                       -----------------------

                                          Title:
                                                ------------------------------



                                          UNITED HOMES OF ILLINOIS, INC.,
                                          an Illinois corporation

                                          By:
                                             ---------------------------------

                                          Printed Name:
                                                       -----------------------

                                          Title:
                                                ------------------------------



                                          UNITED HOMES OF MICHIGAN, INC.,
                                          a Michigan corporation

                                          By:
                                             ---------------------------------

                                          Printed Name:
                                                       -----------------------

                                          Title:
                                                ------------------------------

                                 WOODSIDE GREEN

                      SCHEDULE 1 TO DRAW REQUEST NUMBER ____


[Borrower to attach its schedule setting forth the amounts requested to be disbursed.]

                                      EXHIBIT G
                           TO SUPPLEMENT TO LOAN AGREEMENT

                           ADDITIONAL PERMITTED EXCEPTIONS



                        Title Policy No.: 23 0085 107 00011777
                           Date of Policy: February 5, 1997

                               Exceptions 1 through 10




























                                     G-1